ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2021

Our Vision: We Power Life

Our Mission: We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities, and our owners.

Entergy Corporation, a Fortune 500 company headquartered in New Orleans, powers life for 3 million customers across Arkansas, Louisiana, Mississippi and Texas. Entergy is creating a cleaner, more resilient energy future for everyone with our diverse power generation portfolio, including increasingly carbon-free energy sources. With roots in the Gulf South region for more than a century, Entergy is a recognized leader in corporate citizenship, delivering more than $100 million in economic benefits to local communities through philanthropy and advocacy efforts annually over the last several years. Our approximately 12,500 employees are dedicated to powering life today and for future generations.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last three years.

This information is available in two electronic files, Excel and PDF, in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2021 report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Pages 31 – 34
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, LLC	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Utility Holding Company, LLC	Page 31
		Entergy Louisiana, LLC	Page 32
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, LLC	Page 33
Selected Financial and Operating Data	Page 5	Entergy New Orleans, LLC	Page 33
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 34
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 34
Entergy Wholesale Commodities Operating Data	Page 5	Utility Statistical Information	Pages 35 – 47
Employees	Page 5	Utility Total Capability	Page 35
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 35
Consolidated Quarterly Financial Metrics	Page 6	Utility Electric Statisitcal Information	Page 36
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, LLC	Pages 37 – 38
Financial Results	Page 7	Entergy Louisiana, LLC	Pages 39 – 40
GAAP to Non-GAAP Reconciliations:	Page 7	Entergy Mississippi, LLC	Pages 41 – 42
Consolidated Quarterly Results	Page 7	Entergy New Orleans, LLC	Pages 43 – 44
Consolidated Quarterly Adjustments	Pages 8 – 9	System Energy Resources, Inc.	Page 44
Consolidated Annual Results	Page 10	Entergy Texas, Inc.	Pages 45 – 46
Consolidated Annual Adjustments	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 47
Consolidated Statements of Operations	Page 13	Utility Regulatory Information	Page 48
Consolidating Income Statement	Page 14	State Regulatory Commissions	Page 48
Consolidated Balance Sheets	Pages 15 – 16	Commission/Council Members	Page 48
Consolidating Balance Sheet	Pages 17 – 18
Consolidated Statements of Cash Flow	Pages 19 – 20	ENTERGY WHOLESALE COMMODITIES
Cash Flow Information by Business	Page 20	EWC Quarterly Financial Metrics	Page 49
Consolidated Statements of Changes in Equity	Page 21	EWC Annual Financial Metrics	Page 49
Consolidated Statements of Comprehensive	Page 22	EWC Quarterly Operational Metrics	Page 49
Income (Loss)		EWC Annual Operational Metrics	Page 49
Consolidated Capital Expenditures	Page 23	EWC Total Capacity	Page 49
Historical Capital Expenditures	Page 23	EWC Nuclear Plant Statistics	Page 50
Entergy Corporation Securities Detail	Page 23	EWC Nuclear Plant Additional Information	Page 50
Entergy Corporation Long-Term Debt	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Securities Ratings (Outlook)	Page 23	Plant Statistics
Preferred Member Interests	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
UTILITY		Plant Emissions
Utility Quarterly Financial Metrics	Page 24	EWC Non-Nuclear Assets Securities Detail	Page 51
Utility Annual Financial Metrics	Page 24	Vermont Yankee Credit Facility	Page 51
Utility Securities Ratings (Outlook)	Page 24	Preferred Stock	Page 51
Utility Historical Capital Expenditures	Page 24
Utility Financial Results	Pages 25 – 30	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 52
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 53 – 66

		INVESTOR INFORMATION	Page 67

ABOUT THIS PUBLICATION	● effects of climate change, including the potential for increases in extreme weather events
This publication is unaudited and should be used in conjunction with Entergy’s 2021	and sea levels or coastal land and wetland loss;
Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange	● the risk that an incident at any nuclear generation facility in the U.S. could lead to the
Commission. It has been prepared for information purposes and is not intended for use	assessment of significant retrospective assessments and/or retrospective insurance
in connection with any sale or purchase of, or any offer to buy, any securities of Entergy	premiums as a result of Entergy’s participation in a secondary financial protection system
Corporation or its subsidiaries.	and a utility industry mutual insurance company;
● changes in the quality and availability of water supplies and the related regulation of
FORWARD-LOOKING INFORMATION	water use and diversion;
In this report and from time to time, Entergy Corporation makes statements concerning	● Entergy’s ability to manage its capital projects, including completion of projects timely
its expectations, beliefs, plans, objectives, goals, projections, strategies, and future	and within budget and to obtain the anticipated performance or other benefits, and its
events or performance. Such statements are “forward-looking statements” within the	operation and maintenance costs;
meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,”	● the effects of supply chain disruptions, including those driven by the COVID-19 global
“will,” “could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,”	pandemic or by trade-related governmental actions, on Entergy’s ability to complete its
“potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are	capital projects in a timely and cost-effective manner;
intended to identify forward-looking statements but are not the only means to identify	● Entergy’s ability to purchase and sell assets at attractive prices and on other attractive
these statements. Although Entergy believes that these forward-looking statements and	terms;
the underlying assumptions are reasonable, it cannot provide assurance that they will	● the economic climate, and particularly economic conditions in Entergy’s Utility service
prove correct. Any forward-looking statement is based on information current as of the	area and events and circumstances that could influence economic conditions in those areas,
date of this report and speaks only as of the date on which such statement is made.	including power prices and inflation, and the risk that anticipated load growth may not
Except to the extent required by the federal securities laws, Entergy undertakes no	materialize;
obligation to publicly update or revise any forward-looking statements, whether as a	● changes to federal income tax laws and regulations, including the continued impact of the
result of new information, future events, or otherwise.	Tax Cuts and Jobs Act and its intended and unintended consequences on financial
Forward-looking statements involve a number of risks and uncertainties. There are	results and future cash flows;
factors that could cause actual results to differ materially from those expressed or	● the effects of Entergy’s strategies to reduce tax payments;
implied in the forward-looking statements, including (a) those factors discussed or	● changes in the financial markets and regulatory requirements for the issuance of
incorporated by reference in Item 1A. Risk Factors contained in the Form 10-K for	securities, particularly as they affect access to capital and Entergy’s ability to refinance
the year ended Dec. 31, 2021, (b) those factors discussed or incorporated by reference	existing securities, and fund investments and acquisitions;
in Management’s Financial Discussion and Analysis contained in the Form 10-K for the	● actions of rating agencies, including changes in the ratings of debt and preferred
year ended Dec. 31, 2021, and (c) the following factors (in addition to others described	stock, changes in general corporate ratings, and changes in the rating agencies’ ratings
elsewhere in this report and in subsequent securities filings):	criteria;
● resolution of pending and future rate cases and related litigation, formula rate	● changes in inflation and interest rates;
proceedings and related negotiations, including various performance-based rate	● the effects of litigation and government investigations or proceedings;
discussions, Entergy’s utility supply plan, and recovery of fuel and purchased power costs,	● changes in technology, including (i) Entergy’s ability to implement new or emerging
as well as delays in cost recovery resulting from these proceedings;	technologies, (ii) the impact of changes relating to new, developing, or alternative
● regulatory and operating challenges and uncertainties and economic risks associated	sources of generation such as distributed energy and energy storage, renewable energy,
with the Utility operating companies’ participation in MISO, including the benefits of	energy efficiency, demand side management and other measures that reduce load and
continued MISO participation, the effect of current or projected MISO market rules and	government policies incentivizing development of the foregoing, and (iii) competition from
market and system conditions in the MISO markets, the allocation of MISO system	other companies offering products and services to Entergy’s customers based on new or
transmission upgrade costs, the MISO-wide base rate of return on equity allowed or	emerging technologies or alternative sources of generation;
any MISO-related charges and credits required by the FERC, and the effect of planning	● Entergy's ability to effectively formulate and implement plans to reduce its carbon
decisions that MISO makes with respect to future transmission investments by the	emission rate and aggregate carbon emissions, including its commitment to achieve
Utility operating companies;	net-zero carbon emissions by 2050, and the potential impact on its business of
● changes in utility regulation, including with respect to retail and wholesale competition,	attempting to achieve such objectives;
the ability to recover net utility assets and other potential stranded costs, and the	● the effects, including increased security costs, of threatened or actual terrorism,
application of more stringent return on equity criteria, transmission reliability	cyber-attacks or data security breaches, natural or man-made electromagnetic pulses
requirements or market power criteria by the FERC or the U.S. Department of Justice;	that affect transmission or generation infrastructure, accidents, and war or a catastrophic
● changes in the regulation or regulatory oversight of Entergy’s owned or operated nuclear	event such as a nuclear accident or a natural gas pipeline explosion;
generating facilities and nuclear materials and fuel, and the effects of new or	● the effects of a global or geopolitical event or pandemic, such as the COVID-19 global
existing safety or environmental concerns regarding nuclear power plants and fuel;	pandemic and the military activities between Russia and Ukraine, including economic and
● resolution of pending or future applications, and related regulatory proceedings and	societal disruptions; volatility in the capital markets (and any related increased cost of
litigation, for license modifications or other authorizations required of nuclear generating	capital or any inability to access the capital markets or draw on available bank credit
facilities and the effect of public and political opposition on these applications, regulatory	facilities); reduced demand for electricity, particularly from commercial and industrial
proceedings, and litigation;	customers; increased or unrecoverable costs; supply chain, vendor, and contractor
● the performance of and deliverability of power from Entergy’s generation resources,	disruptions; delays in completion of capital or other construction projects, maintenance, and
including the capacity factors at Entergy’s nuclear generating facilities;	other operations activities, including prolonged or delayed outages; impacts to Entergy’s
● increases in costs and capital expenditures that could result from changing regulatory	workforce availability, health, or safety; increased cybersecurity risks as a result of many
requirements, changing economic conditions, and emerging operating and industry issues,	employees telecommuting; increased late or uncollectible customer payments; regulatory
and the risks related to recovery of these costs and capital expenditures from Entergy’s	delays; executive orders affecting, or increased regulation of, Entergy's business; changes
customers (especially in an increasing cost environment);	in credit ratings or outlooks as a result of any of the foregoing; or other adverse impacts on
● the commitment of substantial human and capital resources required for the safe and	Entergy’s ability to execute on its business strategies and initiatives or, more generally, on
reliable operation and maintenance of Entergy’s nuclear generating facilities;	Entergy’s results of operations, financial condition, and liquidity;
● Entergy’s ability to develop and execute on a point of view regarding future prices of	● Entergy’s ability to attract and retain talented management, directors, and employees
electricity, natural gas, and other energy-related commodities;	with specialized skills;
● the prices and availability of fuel and power Entergy must purchase for its Utility	● Entergy’s ability to attract, retain and manage an appropriately qualified workforce;
customers, and Entergy’s ability to meet credit support requirements for fuel and power	● changes in accounting standards and corporate governance;
supply contracts;	● declines in the market prices of marketable securities and resulting funding
● volatility and changes in markets for electricity, natural gas, uranium, emissions	requirements and the effects on benefits costs for Entergy’s defined benefit pension
allowances, and other energy-related commodities, and the effect of those changes on	and other postretirement benefit plans;
Entergy and its customers;	● future wage and employee benefit costs, including changes in discount rates and
● changes in law resulting from federal or state energy legislation or legislation	returns on benefit plan assets;
subjecting energy derivatives used in hedging and risk management transactions to	● changes in decommissioning trust fund values or earnings or in the timing of,
governmental regulation;	requirements for, or cost to decommission Entergy’s nuclear plant sites and the

● changes in environmental laws and regulations, agency positions or associated	implementation of decommissioning of such sites following shutdown;
litigation, including requirements for reduced emissions of sulfur dioxide, nitrogen oxide,	● the effectiveness of Entergy’s risk management policies and procedures and the
greenhouse gases, mercury, particulate matter and other regulated air emissions, heat	ability and willingness of its counterparties to satisfy their financial and performance
and other regulated discharges to water, requirements for waste management and	commitments; and
disposal and for the remediation of contaminated sites, wetlands protection and	● Entergy and its subsidiaries' ability to successfully execute on their business
permitting, and changes in costs of compliance with environmental laws and regulations;	strategies, including their ability to complete strategic transactions that they may
● changes in laws and regulations, agency positions, or associated litigation related to	undertake.
protected species and associated critical habitat designations;
● the effects of changes in federal, state, or local laws and regulations, and other	REGULATION G COMPLIANCE
governmental actions or policies, including changes in monetary, fiscal, tax,	Financial performance measures shown in this report include those calculated and
environmental, trade/tariff, domestic purchase requirements, or energy policies and	presented in accordance with generally accepted accounting principles (GAAP), as well
related laws, regulations, and other governmental actions;	as those that are considered non-GAAP measures. This report includes non-GAAP
● the effects of full or partial shutdowns of the federal government or delays in obtaining	measures of adjusted earnings; adjusted EPS; adjustments; adjusted EBITDA; adjusted
government or regulatory actions or decisions;	common dividend payout ratio; adjusted ROE; gross liquidity; adjusted return on average
● uncertainty regarding the establishment of interim or permanent sites for spent nuclear	member's equity; adjusted net revenue; adjusted non-fuel O&M; total debt, excluding
fuel and nuclear waste storage and disposal and the level of spent fuel and nuclear	securitization debt; debt to capital, excluding securitization debt; net debt to net capital,
waste disposal fees charged by the U.S. government or other providers related to such	excluding securitization debt; parent debt to total debt, excluding securitization debt; FFO;
sites;	FFO to debt, excluding securitization debt; FFO to debt excluding securitization debt, return
● variations in weather and the occurrence of hurricanes and other storms and disasters,	of unprotected excess ADIT, and severance, and retention payments associated with exit
including uncertainties associated with efforts to remediate the effects of hurricanes	of EWC. We have prepared reconciliations of these measures to the most directly
(including from Hurricane Laura, Hurricane Delta, Hurricane Zeta, and Hurricane Ida), ice	comparable GAAP measures. Reconciliations can be found on pages 7, 10, and 53 – 66.
storms, or other weather events and the recovery of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance, as well as any related unplanned outages;

ENTERGY AT A GLANCE

STAKEHOLDER OBJECTIVES

Entergy's Mission: We exist to operate a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities, and our owners.

● For our customers, we create value by delivering top-quartile customer experience. We work directly with customers to understand their needs and exceed their expectations while keeping rates affordable.

● For our employees, we create value by advocating for our employees to live safe, all day, every day. We strive to earn top-quartile organizational health scores. We provide a rewarding, engaging, diverse, and inclusive work environment with fair compensation and benefits while also providing opportunities for career advancement.

● For our communities, we create value by achieving top-quartile social responsibility performance. We are active in economic development, philanthropy, volunteerism, and advocacy, and we operate our business safely, resiliently, and in a socially and environmentally responsible way.

● For our owners, we create value by delivering top-quartile total shareholder returns. We are relentless in our pursuit of opportunities to optimize our business.

ENTERGY BY THE NUMBERS

GAAP revenues	$11.7 billion
GAAP net Income	$1.1 billion
Total assets	$59.5 billion
Utility electric customers	3.0 million
Interconnected high-voltage transmission lines	16,100 circuit miles
Distribution lines across the utility’s 94,000-square-mile service area	105,500 circuit miles
Utility billed retail electric energy sales	114,744 GWh
Employees at year-end	12,369
Utility owned and leased generating capability by fuel source in MW:
Modern Gas	10,508
Nuclear	5,222
Legacy Gas	6,425
Coal	2,097
Renewables	101

ENTERGY AT A GLANCE

UTILITY OPERATIONS

The Utility business segment includes the generation, transmission, distribution, and sale of electric power, and operation of a small natural gas distribution business.
● Five retail electric utilities with 3 million customers
● Four states – Arkansas, Louisiana, Mississippi, Texas
● 24,353 MW generating capability
● Two gas utilities with 206,000 customers

ENTERGY ARKANSAS, LLC (E-AR)
Entergy Arkansas generates, transmits, distributes, and sells electric power to 728,000 retail customers in Arkansas.

ENTERGY LOUISIANA, LLC (E-LA)
Entergy Louisiana generates, transmits, distributes, and sells electric power to 1,100,000 retail customers in Louisiana.
Entergy Louisiana also provides natural gas utility service to 96,000 customers in the Baton Rouge, Louisiana area.

ENTERGY MISSISSIPPI, LLC (E-MS)
Entergy Mississippi generates, transmits, distributes, and sells electric power to 461,000 retail customers in Mississippi.

ENTERGY NEW ORLEANS, LLC (E-NO)
Entergy New Orleans generates, transmits, distributes, and sells electric power to 209,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 110,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (E-TX)
Entergy Texas generates, transmits, distributes, and sells electric power to 486,000 retail customers in Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells its power and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%), Entergy Mississippi (33%) and
Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business:
Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station Unit 1 in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and Waterford Steam Electric Station Unit 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2021	2020	2019
GAAP MEASURES
Operating Revenues ($ millions)	11,743	10,114	10,879
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	1,118	1,388	1,241
As-Reported Earnings Per Share ($)	5.54	6.90	6.3
Common Dividend Paid Per Share ($)	3.86	3.74	3.66
Common Dividend Payout Ratio – As-Reported (%)	70	54	58
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	1,215	1,138	1,064
Adjusted Earnings Per Share ($)	6.02	5.66	5.4
Adjustments ($ millions)	(97)	250	177
Adjustments Per Share ($)	(0.48)	1.24	0.9
Common Dividend Payout Ratio – Adjusted (%)	64	66	68

UTILITY ELECTRIC OPERATING DATA
	2021	2020	2019
Retail Kilowatt-Hour Sales (millions)	114,744	111,170	115,911
Peak Demand (megawatts)	22,051	21,340	21,598
Retail Customers – Year End (thousands)	2,984	2,954	2,923

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2021	2020	2019
Billed Electric Energy Sales (gigawatt hours)	11,328	20,581	28,088

EMPLOYEES
	2021	2020	2019
Total Employees – Year End	12,369	13,400	13,635

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2021

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	EWC(b)(c)(d)	Total
Gas/Oil	2,091	8,261	2,938	639	3,004	—	213	17,146
Coal	1,193	340	312	—	252	—	181	2,278
Total Fossil	3,284	8,601	3,250	639	3,256	—	394	19,424
Nuclear	1,819	2,140	—	—	—	1,263	811	6,033
Hydro	72	—	—	—	—	—	—	72
Solar	—	—	2	27	—	—	—	29
Total	5,175	10,741	3,252	666	3,256	1,263	1,205	25,558
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Nuclear reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(c) Fossil reflects nameplate rating of generating unit and excludes capacity under contract.
(d) The owned MW capacity for coal is the portion of the plant capacity owned by Entergy Wholesale Commodities.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2021					2020					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROE – as-reported (%)(a)	15.1	11.6	11.3	9.9	9.9	11.5	12.2	13.3	13.1	13.1	(3.2)
Cash and cash equivalents ($ millions)	1,743	687	1,000	443	443	1,464	935	1,240	1,759	1,759	(1,317)
Revolver capacity ($ millions)	4,220	4,125	3,925	3,985	3,985	3,348	4,110	4,125	4,110	4,110	(124)
Commercial paper ($ millions)	1,028	866	1,006	1,201	1,201	1,942	1,946	1,398	1,627	1,627	(426)
Total debt ($ millions)	25,803	25,435	25,695	27,154	27,154	21,465	21,493	22,127	24,062	24,062	3,092
Securitization debt ($ millions)	147	114	90	84	84	271	232	209	175	175	(91)
Debt to capital (%)	69.6	69.5	69.1	69.5	69.5	67.2	66.8	66.7	68.3	68.3	1.2
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	15	12	9	7	7	53	51	49	17	17	(10)
Total off-balance sheet liabilities	15	12	9	7	7	53	51	49	17	17	(10)

NON-GAAP MEASURES
ROE – adjusted (%)(a)	11.3	11.3	10.9	10.8	10.8	11.8	11.4	10.9	10.8	10.8	0
Gross liquidity ($ millions)	5,963	4,812	4,925	4,428	4,428	4,811	5,045	5,364	5,869	5,869	(1,441)
Net liquidity ($ millions)	4,935	3,946	3,919	3,227	3,227	2,870	3,099	3,966	4,241	4,241	(1,014)
Net liquidity, including storm escrows ($ millions)	5,007	4,018	3,952	3,260	3,260	3,242	3,472	4,339	4,357	4,357	(1,097)
Debt to capital, excluding securitization debt (%)	69.5	69.4	69.0	69.4	69.4	66.9	66.6	66.5	68.1	68.1	1.3
Net debt to net capital, excluding securitization debt (%)	68.0	68.9	68.1	69.1	69.1	65.3	65.6	65.2	66.4	66.4	2.6
Parent debt to total debt, excluding securitization debt (%)	22.3	22.4	23.4	22.2	22.2	22.2	22.0	22.4	21.6	21.6	0.6
FFO to debt, excluding securitization debt (%)	8.2	8.3	8.3	7.7	7.7	14.3	14.6	11.8	10.3	10.3	(2.6)
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	8.7	9.3	9.2	8.4	8.4	16.0	16.0	12.5	10.9	10.9	(2.5)
Totals may not foot due to rounding.
(a) Rolling twelve months.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2021	2020	2019
GAAP MEASURES
ROE – as-reported (%)	9.9	13.1	13.0
Cash and cash equivalents ($ millions)	443	1,759	426
Revolver capacity ($ millions)	3,985	4,110	3,810
Commercial paper ($ millions)	1,201	1,627	1,947
Total debt ($ millions)	27,154	24,062	19,885
Securitization debt ($ millions)	84	175	298
Debt to capital (%)	69.5	68.3	65.5
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	7	17	54
Total off-balance sheet liabilities	7	17	54

NON-GAAP MEASURES
ROE – adjusted (%)	10.8	10.8	11.2
Gross liquidity ($ millions)	4,428	5,869	4,236
Net liquidity ($ millions)	3,227	4,241	2,289
Net liquidity, including storm escrows ($ millions)	3,260	4,357	2,701
Debt to capital, excluding securitization debt (%)	69.4	68.1	65.1
Net debt to net capital, excluding securitization debt (%)	69.1	66.4	64.6
Parent debt to total debt, excluding securitization debt (%)	22.2	21.6	21.6
FFO to debt, excluding securitization debt (%)	7.7	10.3	14.6
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	8.4	10.9	16.8
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2021					2020					FY
(After-tax, $ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	357	326	570	238	1,490	320	345	552	584	1,800	(310)
Parent & Other	(60)	(57)	(65)	(68)	(249)	(90)	(69)	(61)	(127)	(347)	98
Entergy Wholesale Commodities	38	(275)	26	89	(123)	(111)	85	30	(69)	(65)	(58)
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	335	(6)	531	259	1,118	119	361	521	388	1,388	(270)

LESS ADJUSTMENTS
Utility	—	—	11	16	27	—	—	—	377	377	(350)
Parent & Other	—	—	—	(1)	(1)	—	—	—	(61)	(61)	61
Entergy Wholesale Commodities	38	(275)	26	89	(123)	(111)	85	30	(69)	(65)	(58)
TOTAL ADJUSTMENTS	38	(275)	37	104	(97)	(111)	85	30	246	250	(347)

ADJUSTED EARNINGS (LOSS)
Utility	357	326	559	222	1,464	320	345	552	207	1,424	40
Parent & Other	(60)	(57)	(65)	(67)	(248)	(90)	(69)	(61)	(66)	(286)	37
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	297	269	494	155	1,215	230	276	491	142	1,138	77

Weather Impact	24	(19)	(2)	(10)	(7)	(50)	(4)	1	(22)	(75)	68

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	201	201	201	203	203	200	200	200	200	200	3
Diluted average	201	201	202	203	202	201	201	201	201	201	1

	2021					2020					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	1.77	1.62	2.82	1.17	7.38	1.59	1.71	2.74	2.90	8.95	(1.57)
Parent & Other	(0.30)	(0.28)	(0.32)	(0.33)	(1.23)	(0.45)	(0.34)	(0.30)	(0.63)	(1.73)	0.50
Entergy Wholesale Commodities	0.19	(1.37)	0.13	0.44	(0.61)	(0.55)	0.42	0.15	(0.34)	(0.32)	(0.29)
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	1.66	(0.03)	2.63	1.28	5.54	0.59	1.79	2.59	1.93	6.90	(1.36)

LESS ADJUSTMENTS
Utility	—	—	0.05	0.08	0.13	—	—	—	1.87	1.87	(1.74)
Parent & Other	—	—	—	—	—	—	—	—	(0.31)	(0.31)	0.31
Entergy Wholesale Commodities	0.19	(1.37)	0.13	0.44	(0.61)	(0.55)	0.42	0.15	(0.34)	(0.32)	(0.29)
TOTAL ADJUSTMENTS	0.19	(1.37)	0.18	0.52	(0.48)	(0.55)	0.42	0.15	1.22	1.24	(1.72)

ADJUSTED EARNINGS (LOSS)
Utility	1.77	1.62	2.77	1.09	7.25	1.59	1.71	2.74	1.03	7.08	0.17
Parent & Other	(0.30)	(0.28)	(0.32)	(0.33)	(1.23)	(0.45)	(0.34)	(0.30)	(0.32)	(1.42)	0.19
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	1.47	1.34	2.45	0.76	6.02	1.14	1.37	2.44	0.71	5.66	0.36

Weather Impact	0.12	(0.09)	(0.01)	(0.05)	(0.03)	(0.25)	(0.02)	0.01	(0.11)	(0.37)	0.34
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2021					2020					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Gain on sale	—	—	15	—	15	—	—	—	—	—	15
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	—	—	—	—	—	—	—	(25)	(25)	25
Income tax effect on Utility adjustments above (a)	—	—	(4)	—	(4)	—	—	—	6	6	(10)
Income tax valuation allowance	—	—	—	(8)	(8)	—	—	—	—	—	(8)
Provision for uncertain tax position	—	—	—	(5)	(5)	—	—	—	—	—	(5)
State corporate income tax rate change	—	—	—	29	29	—	—	—	—	—	29
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	—	—	—	—	—	396	396	(396)
Total	—	—	11	16	27	—	—	—	377	377	(350)
PARENT & OTHER ADJUSTMENTS
State corporate income tax rate change	—	—	—	(1)	(1)	—	—	—	—	—	(1)
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	—	—	—	—	—	(61)	(61)	61
Total	—	—	—	(1)	(1)	—	—	—	(61)	(61)	61
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Income before income taxes	54	(346)	35	112	(146)	(141)	110	43	30	42	(188)
Income taxes	(16)	72	(9)	(22)	25	31	(24)	(12)	(99)	(105)	130
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	38	(275)	26	89	(123)	(111)	85	30	(69)	(65)	(58)
TOTAL ADJUSTMENTS	38	(275)	37	104	(97)	(111)	85	30	246	250	(347)

	2021					2020					FY
(After-tax, per share in $) (b)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Gain on sale	—	—	0.05	—	0.05	—	—	—	—	—	0.05
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	—	—	—	—	—	—	—	(0.09)	(0.09)	0.09
Income tax valuation allowance	—	—	—	(0.04)	(0.04)	—	—	—	—	—	(0.04)
Provision for uncertain tax position	—	—	—	(0.02)	(0.02)	—	—	—	—	—	(0.02)
State corporate income tax rate change	—	—	—	0.14	0.14	—	—	—	—	—	0.14
2014 / 2015 IRS settlement - E-LA business combination	—	—	—		—	—	—	—	1.96	1.96	(1.96)
Total	—	—	0.05	0.08	0.13	—	—	—	1.87	1.87	(1.74)
PARENT & OTHER ADJUSTMENTS
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	—	—	—	—	—	(0.31)	(0.31)	0.31
Total	—	—	—	—	—	—	—	—	(0.31)	(0.31)	0.31
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	0.19	(1.37)	0.13	0.44	(0.61)	(0.55)	0.42	0.15	(0.34)	(0.32)	(0.29)
TOTAL ADJUSTMENTS	0.19	(1.37)	0.18	0.52	(0.48)	(0.55)	0.42	0.15	1.22	1.24	(1.72)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2021					2020					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Other O&M	—	—	15	—	15	—	—	—	—	—	15
Other regulatory charges	—	—	—	—	—	—	—	—	(25)	(25)	25
Income taxes (a)	—	—	(4)	16	12	—	—	—	402	402	(390)
Total	—	—	11	16	27	—	—	—	377	377	(350)
PARENT & OTHER ADJUSTMENTS
Income taxes (a)	—	—	—	(1)	(1)	—	—	—	(61)	(61)	61
Total	—	—	—	(1)	(1)	—	—	—	(61)	(61)	61
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Operating revenues	248	149	162	139	698	333	200	214	196	943	(245)
Fuel and fuel-related expenses	(21)	(17)	(24)	(20)	(83)	(20)	(17)	(14)	(16)	(67)	(15)
Purchased power	(18)	(18)	(22)	(15)	(73)	(11)	(10)	(29)	(18)	(68)	(5)
Nuclear refueling outage expense	(11)	(11)	(11)	(11)	(45)	(12)	(12)	(11)	(11)	(45)	(1)
Other O&M	(99)	(83)	(51)	(53)	(287)	(131)	(140)	(114)	(115)	(500)	213
Asset write-offs and impairments	(3)	(342)	—	82	(264)	(5)	(7)	(4)	(10)	(27)	(237)
Decommissioning expense	(53)	(40)	(14)	(14)	(120)	(50)	(51)	(51)	(53)	(205)	85
Taxes other than income taxes	(6)	(6)	(2)	(3)	(17)	(20)	(14)	(10)	(9)	(53)	36
Depreciation/amortization expense	(13)	(14)	(9)	(9)	(44)	(35)	(25)	(21)	(21)	(102)	58
Other income (deductions) - other	34	41	9	18	101	(184)	194	87	92	189	(87)
Interest expense and other charges	(4)	(4)	(3)	(2)	(13)	(5)	(7)	(5)	(5)	(22)	9
Income taxes	(16)	72	(9)	(22)	25	31	(24)	(12)	(99)	(105)	130
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	38	(275)	26	89	(123)	(111)	85	30	(69)	(65)	(58)
TOTAL ADJUSTMENTS (after-tax)	38	(275)	37	104	(97)	(111)	85	30	246	250	(347)
Totals may not foot due to rounding.
(a) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, $ in millions)	2021	2020	2019
AS-REPORTED EARNINGS (LOSS)
Utility	1,490	1,800	1,411
Parent & Other	(249)	(347)	(316)
Entergy Wholesale Commodities	(123)	(65)	147
CONSOLIDATED AS-REPORTED EARNINGS	1,118	1,388	1,241

LESS ADJUSTMENTS
Utility	27	377	41
Parent & Other	(1)	(61)	(11)
Entergy Wholesale Commodities	(123)	(65)	147
TOTAL ADJUSTMENTS	(97)	250	177

ADJUSTED EARNINGS (LOSS)
Utility	1,464	1,424	1,369
Parent & Other	(248)	(286)	(305)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	1,215	1,138	1,064

Weather Impact	(7)	(75)	46

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	203	200	199
Weighted average - diluted	202	201	197

(After-tax, per share in $) (a)	2021	2020	2019
AS-REPORTED EARNINGS (LOSS)
Utility	7.38	8.95	7.16
Parent & Other	(1.23)	(1.73)	(1.60)
Entergy Wholesale Commodities	(0.61)	(0.32)	0.74
CONSOLIDATED AS-REPORTED EARNINGS	5.54	6.90	6.30

LESS ADJUSTMENTS
Utility	0.13	1.87	0.21
Parent & Other	—	(0.31)	(0.05)
Entergy Wholesale Commodities	(0.61)	(0.32)	0.74
TOTAL ADJUSTMENTS	(0.48)	1.24	0.90

ADJUSTED EARNINGS (LOSS)
Utility	7.25	7.08	6.95
Parent & Other	(1.23)	(1.42)	(1.55)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	6.02	5.66	5.40

Weather Impact	(0.03)	(0.37)	0.23
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2021	2020	2019
UTILITY ADJUSTMENTS
Gain on sale	15	—	—
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	(25)	—
Income tax effect on Utility adjustments above (a)	(4)	6	—
Income tax valuation allowance	(8)	—	—
Provision for uncertain tax position	(5)	—	—
State corporate income tax rate change	29	—	—
2014 / 2015 IRS settlement - E-LA business combination	—	396	—
Reversal of income tax valuation allowance	—	—	41
Total	27	377	41
PARENT & OTHER ADJUSTMENTS
State corporate income tax rate change	(1)
2014 / 2015 IRS settlement - E-LA business combination	—	(61)	—
Income tax item related to a valuation allowance for interest deductibility	—	—	(11)
Total	(1)	(61)	(11)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Income before income taxes	(146)	42	(12)
Income taxes	25	(105)	161
Preferred dividend requirements	(2)	(2)	(2)
Total	(123)	(65)	147
TOTAL ADJUSTMENTS	(97)	250	177

(After-tax, per share in $) (b)	2021	2020	2019
UTILITY ADJUSTMENTS
Gain on sale	0.05	—	—
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	(0.09)	—
Income tax valuation allowance	(0.04)	—	—
Provision for uncertain tax position	(0.02)	—	—
State corporate income tax rate change	0.14	—	—
2014 / 2015 IRS settlement - E-LA business combination	—	1.96	—
Reversal of income tax valuation allowance	—	—	0.21
Total	0.13	1.87	0.21
PARENT & OTHER ADJUSTMENTS
Income tax item related to a valuation allowance for interest deductibility	—	—	(0.05)
2014 / 2015 IRS settlement - E-LA business combination	—	(0.31)	—
Total	—	(0.31)	(0.05)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	(0.61)	(0.32)	0.74
TOTAL ADJUSTMENTS	(0.48)	1.24	0.90
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2021	2020	2019
UTILITY ADJUSTMENTS
Other O&M	15	—	—
Other regulatory charges	—	(25)	—
Income taxes (a)	12	402	41
Total	27	377	41
PARENT & OTHER ADJUSTMENTS
Income taxes (a)	(1)	(61)	(11)
Total	(1)	(61)	(11)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Operating revenues	698	943	1,295
Fuel and fuel-related expenses	(83)	(67)	(98)
Purchased power	(73)	(68)	(59)
Nuclear refueling outage expense	(45)	(45)	(49)
Other O&M	(287)	(500)	(678)
Asset write-offs and impairments	(264)	(27)	(290)
Decommissioning expense	(120)	(205)	(237)
Taxes other than income taxes	(17)	(53)	(60)
Depreciation/amortization expense	(44)	(102)	(148)
Other income (deductions) - other	101	189	340
Interest expense and other charges	(13)	(22)	(29)
Income taxes	25	(105)	161
Preferred dividend requirements	(2)	(2)	(2)
Total	(123)	(65)	147
TOTAL ADJUSTMENTS (after-tax)	(97)	250	177
Totals may not foot due to rounding.
(a) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

(Page left blank intentionally)

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

In thousands, except share data, for the years ended December 31,	2021	2020	2019
OPERATING REVENUES:
Electric	$10,873,995	$9,046,643	$9,429,978
Natural gas	170,610	124,008	153,954
Competitive businesses	698,291	942,985	1,294,741
Total	11,742,896	10,113,636	10,878,673
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,458,096	1,564,371	2,029,638
Purchased power	1,271,677	904,268	1,192,860
Nuclear refueling outage expenses	172,636	184,157	204,927
Other operation and maintenance	2,968,621	3,002,626	3,272,381
Asset write-offs, impairments, and related charges	263,625	26,623	290,027
Decommissioning	306,411	381,861	400,802
Taxes other than income taxes	660,290	652,840	643,745
Depreciation and amortization	1,684,286	1,613,086	1,480,016
Other regulatory charges (credits) – net	111,628	14,609	(26,220)
Total	9,897,270	8,344,441	9,488,176
OPERATING INCOME	1,845,626	1,769,195	1,390,497
OTHER INCOME:
Allowance for equity funds used during construction	70,473	119,430	144,974
Interest and investment income	430,466	392,818	547,912
Miscellaneous – net	(201,778)	(210,633)	(252,539)
Total	299,161	301,615	440,347
INTEREST EXPENSE:
Interest expense	863,712	837,981	807,382
Allowance for borrowed funds used during construction	(29,018)	(52,318)	(64,957)
Total	834,694	785,663	742,425
INCOME BEFORE INCOME TAXES	1,310,093	1,285,147	1,088,419
Income taxes	191,374	(121,506)	(169,825)
CONSOLIDATED NET INCOME	1,118,719	1,406,653	1,258,244
Preferred dividend requirements of subsidiaries and noncontrolling interest	227	18,319	17,018
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,118,492	$1,388,334	$1,241,226
Basic earnings per average common share	$5.57	$6.94	$6.36
Diluted earnings per average common share	$5.54	$6.90	$6.30
Basic average number of common shares outstanding	200,941,511	200,106,945	195,195,858
Diluted average number of common shares outstanding	201,873,024	201,102,220	196,999,284

FINANCIAL RESULTS

2021 CONSOLIDATING INCOME STATEMENT (unaudited)
				ENTERGY
In thousands, except share data, for the year ended December 31, 2021.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$10,874,064	($69)	$—	$10,873,995
Natural gas	170,610	—	—	170,610
Competitive businesses	—	127	698,164	698,291
Total	11,044,674	58	698,164	11,742,896
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,375,456	(29)	82,669	2,458,096
Purchased power	1,198,755	29	72,893	1,271,677
Nuclear refueling outage expenses	127,758	—	44,878	172,636
Other operation and maintenance	2,657,025	25,068	286,528	2,968,621
Asset write-offs, impairments, and related charges	—	—	263,625	263,625
Decommissioning	186,238	—	120,173	306,411
Taxes other than income taxes	642,604	493	17,193	660,290
Depreciation and amortization	1,637,151	2,706	44,429	1,684,286
Other regulatory charges - net	111,628	—	—	111,628
Total	8,936,615	28,267	932,388	9,897,270
OPERATING INCOME	2,108,059	(28,209)	(234,224)	1,845,626
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	70,473	—	—	70,473
Interest and investment income	442,817	(130,948)	118,597	430,466
Miscellaneous – net	(176,649)	(8,020)	(17,109)	(201,778)
Total	336,641	(138,968)	101,488	299,161
INTEREST EXPENSE:
Interest expense	721,022	129,356	13,334	863,712
Allowance for borrowed funds used during construction	(29,018)	—	—	(29,018)
Total	692,004	129,356	13,334	834,694
INCOME BEFORE INCOME TAXES	1,752,696	(296,533)	(146,070)	1,310,093
Income taxes	264,209	(47,454)	(25,381)	191,374
CONSOLIDATED NET INCOME	1,488,487	(249,079)	(120,689)	1,118,719
Preferred dividend requirements of subsidiaries and noncontrolling interest	(1,933)	(28)	2,188	227
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,490,420	($249,051)	($122,877)	$1,118,492
Basic earnings per average common share	$7.42	($1.24)	($0.61)	$5.57
Diluted earnings per average common share	$7.38	($1.23)	($0.61)	$5.54
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2021	2020	2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$44,944	$128,851	$34,242
Temporary cash investments	397,615	1,630,248	391,480
Total cash and cash equivalents	442,559	1,759,099	425,722
Accounts receivable:
Customer	786,866	833,478	595,509
Allowance for doubtful accounts	(68,608)	(117,794)	(7,404)
Other	231,843	135,208	219,870
Accrued unbilled revenues	420,255	434,835	400,617
Total accounts receivable	1,370,356	1,285,727	1,208,592
Deferred fuel costs	324,394	4,380	—
Fuel inventory – at average cost	154,575	172,934	145,476
Materials and supplies – at average cost	1,041,515	962,185	824,989
Deferred nuclear refueling outage costs	133,422	179,150	157,568
Prepayments and other	156,774	196,424	283,645
Total	3,623,595	4,559,899	3,045,992
OTHER PROPERTY AND INVESTMENTS:
Decommissioning trust funds	5,514,016	7,253,215	6,404,030
Non-utility property – at cost (less accumulated depreciation)	357,576	343,328	332,864
Other	159,455	214,222	496,452
Total	6,031,047	7,810,765	7,233,346
PROPERTY, PLANT AND EQUIPMENT:
Electric	64,263,250	59,696,443	54,271,467
Natural gas	658,989	610,768	547,110
Construction work in progress	1,511,966	2,012,030	2,823,291
Nuclear fuel	577,006	601,281	677,181
Total property, plant and equipment	67,011,211	62,920,522	58,319,049
Less – accumulated depreciation and amortization	24,767,051	24,067,745	23,136,356
Property, plant and equipment – net	42,244,160	38,852,777	35,182,693
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of
$49,579 as of December 31, 2021, $119,238 as of
December 31, 2020 and $239,219 as of December 31, 2019)	6,613,256	6,076,549	5,292,055
Deferred fuel costs	240,953	240,422	239,892
Goodwill	377,172	377,172	377,172
Accumulated deferred income taxes	54,186	76,289	64,461
Other	269,873	245,339	288,301
Total	7,555,440	7,015,771	6,261,881
TOTAL ASSETS	$59,454,242	$58,239,212	$51,723,912

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2021	2020	2019
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$1,039,329	$1,164,015	$795,012
Notes payable and commercial paper	1,201,177	1,627,489	1,946,727
Accounts payable	2,610,132	2,739,437	1,499,861
Customer deposits	395,184	401,512	409,171
Taxes accrued	419,828	441,011	233,455
Interest accrued	191,151	201,791	194,129
Deferred fuel costs	7,607	153,113	197,687
Pension and other postretirement liabilities	68,336	61,815	66,184
Current portion of unprotected excess accumulated deferred income taxes	53,385	63,683	76,457
Other	204,613	206,640	201,780
Total	6,190,742	7,060,506	5,620,463

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,706,797	4,361,772	4,401,190
Accumulated deferred investment tax credits	211,975	212,494	207,113
Regulatory liability for income taxes - net	1,255,692	1,521,757	1,633,159
Other regulatory liabilities	2,643,845	2,323,851	1,961,005
Decommissioning and asset retirement cost liabilities	4,757,084	6,469,452	6,159,212
Accumulated provisions	157,122	242,835	534,028
Pension and other postretirement liabilities	1,949,325	2,853,013	2,798,265
Long-term debt (includes securitization bonds
of $83,639 as of December 31, 2021, $174,635 as of
December 31, 2020 and $297,981 as of December 31, 2019)	24,841,572	21,205,761	17,078,643
Other	815,284	807,219	852,749
Total	41,338,696	39,998,154	35,625,364

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	219,410	219,410	219,410

EQUITY:
Preferred stock, no par value, authorized 1,000,000 shares in 2021 and 0 shares
in 2020 and 2019; issued shares in 2021, 2020, and 2019 - none	—	—	—
Common stock, $0.01 par value, authorized 499,000,000 in 2021 and 500,000,000 shares in 2020 and 2019; issued 271,965,510 shares in 2021 and
issued 270,035,180 shares in 2020 and in 2019	2,720	2,700	2,700
Paid-in capital	6,766,239	6,549,923	6,564,436
Retained earnings	10,240,552	9,897,182	9,257,609
Accumulated other comprehensive loss	(332,528)	(449,207)	(446,920)
Less – treasury stock, at cost (69,312,326 shares in 2021,
69,790,346 shares in 2020, and 70,886,400 shares in 2019)	5,039,699	5,074,456	5,154,150
Total common shareholders' equity	11,637,284	10,926,142	10,223,675
Subsidiaries' preferred stock without sinking fund and noncontrolling interest	68,110	35,000	35,000
Total	11,705,394	10,961,142	10,258,675
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$59,454,242	$58,239,212	$51,723,912
Totals may not foot due to rounding.

FINANCIAL RESULTS

2021 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2021	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$40,303	$3,144	$1,497	$44,944
Temporary cash investments	270,947	8,126	118,542	397,615
Total cash and cash equivalents	311,250	11,270	120,039	442,559
Notes receivable	—	(84,000)	84,000	—
Accounts receivable:
Customer	747,423	—	39,443	786,866
Allowance for doubtful accounts	(68,608)	—	—	(68,608)
Associated companies	12,448	(13,069)	621	—
Other	137,817	345	93,681	231,843
Accrued unbilled revenues	420,255	—	—	420,255
Total accounts receivable	1,249,335	(12,724)	133,745	1,370,356
Deferred fuel costs	324,394	—	—	324,394
Fuel inventory – at average cost	149,817	—	4,758	154,575
Materials and supplies – at average cost	1,022,137	—	19,378	1,041,515
Deferred nuclear refueling outage costs	115,024	—	18,398	133,422
Prepayments and other	162,559	(16,251)	10,466	156,774
Total	3,334,516	(101,705)	390,784	3,623,595
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates	1,482,963	(1,483,049)	22,090	22,004
Decommissioning trust funds	4,938,194	—	575,822	5,514,016
Non-utility property – at cost (less accumulated depreciation)	344,427	(14)	13,163	357,576
Other	82,118	46,339	8,994	137,451
Total	6,847,702	(1,436,724)	620,069	6,031,047
PROPERTY, PLANT AND EQUIPMENT:
Electric	63,775,441	10,869	476,940	64,263,250
Natural gas	658,989	—	—	658,989
Construction work in progress	1,510,840	257	869	1,511,966
Nuclear fuel	562,910	—	14,096	577,006
Total property, plant and equipment	66,508,180	11,126	491,905	67,011,211
Less – accumulated depreciation and amortization	24,346,483	5,968	414,600	24,767,051
Property, plant and equipment – net	42,161,697	5,158	77,305	42,244,160
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets	6,613,256	—	—	6,613,256
Deferred fuel costs	240,953	—	—	240,953
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	47,641	59	6,486	54,186
Other	113,761	11,154	144,958	269,873
Total	7,389,710	11,213	154,517	7,555,440
TOTAL ASSETS	59,733,625	(1,522,058)	1,242,675	59,454,242
TOTAL ASSETS	$55,940,153	($1,501,319)	$3,800,378	$58,239,212
Totals may not foot due to rounding.

FINANCIAL RESULTS

2021 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2021	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$250,329	$650,000	$139,000	$1,039,329
Notes payable and commercial paper:
Other	—	1,201,177	—	1,201,177
Accounts payable:
Associated companies	38,168	(41,588)	3,420	—
Other	2,544,419	77	65,636	2,610,132
Customer deposits	395,184	—	—	395,184
Taxes accrued	417,949	3,680	(1,801)	419,828
Interest accrued	166,149	24,506	496	191,151
Deferred fuel costs	7,607	—	—	7,607
Pension and other postretirement liabilities	55,528	—	12,808	68,336
Current portion of unprotected excess accumulated deferred
income taxes	53,385	—	—	53,385
Other	190,473	1,893	12,247	204,613
Total	4,119,191	1,839,745	231,806	6,190,742

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,737,096	(477,484)	(552,815)	4,706,797
Accumulated deferred investment tax credits	211,975	—	—	211,975
Regulatory liability for income taxes - net	1,255,692	—	—	1,255,692
Other regulatory liabilities	2,643,845	—	—	2,643,845
Decommissioning and retirement cost liabilities	4,074,078	—	683,006	4,757,084
Accumulated provisions	156,823	—	299	157,122
Pension and other postretirement liabilities	1,601,648	—	347,677	1,949,325
Long-term debt	20,675,567	4,166,005	—	24,841,572
Other	1,207,314	(453,928)	61,898	815,284
Total	37,564,038	3,234,593	540,065	41,338,696

Subsidiaries' preferred stock without sinking fund	195,161	—	24,249	219,410

EQUITY:
Preferred stock, no par value, authorized 1,000,000 shares;
issued shares in 2021 - none	—	—	—	—
Common stock, $.01 par value, authorized 499,000,000 shares;
issued 271,965,510 shares in 2021	2,323,748	(2,522,131)	201,103	2,720
Paid-in capital	4,482,797	1,314,411	969,031	6,766,239
Retained earnings	11,149,232	(465,227)	(443,453)	10,240,552
Accumulated other comprehensive income (loss)	(52,402)	—	(280,126)	(332,528)
Less – treasury stock, at cost (69,312,326 shares in 2021)	120,000	4,919,699	—	5,039,699
Total common shareholders' equity	17,783,375	(6,592,646)	446,555	11,637,284
Subsidiaries' preferred stock without sinking fund
and noncontrolling interest	71,860	(3,750)	—	68,110
Total	17,855,235	(6,596,396)	446,555	11,705,394
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$59,733,625	($1,522,058)	$1,242,675	$59,454,242
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2021	2020	2019
OPERATING ACTIVITIES:
Consolidated net income (loss)	$1,118,719	$1,406,653	$1,258,244
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,242,944	2,257,750	2,182,313
Deferred income taxes, investment tax credits, and non-current taxes accrued	248,719	(131,114)	193,950
Asset write-offs, impairments, and related charges	263,599	26,379	226,678
Changes in working capital:
Receivables	(84,629)	(139,296)	(101,227)
Fuel inventory	18,359	(27,458)	(28,173)
Accounts payable	269,797	137,457	(71,898)
Taxes accrued	(21,183)	207,556	(20,784)
Interest accrued	(10,640)	7,662	937
Deferred fuel costs	(466,050)	(49,484)	172,146
Other working capital accounts	(53,883)	(143,451)	(3,108)
Changes in provisions for estimated losses	(85,713)	(291,193)	19,914
Changes in other regulatory assets	(536,707)	(784,494)	(545,559)
Changes in other regulatory liabilities	43,631	238,669	(14,781)
Changes in pensions and other postretirement liabilities	(897,167)	50,379	187,124
Other	250,917	(76,149)	(639,149)
Net cash flow provided by operating activities	2,300,713	2,689,866	2,816,627
INVESTING ACTIVITIES:
Construction/capital expenditures	(6,087,296)	(4,694,076)	(4,197,667)
Allowance for equity funds used during construction	70,473	119,430	144,862
Nuclear fuel purchases	(166,512)	(215,664)	(128,366)
Payment for purchase of plant or assets	(168,304)	(247,121)	(305,472)
Net proceeds from sale of assets	17,421	—	28,932
Insurance proceeds received for property damages	—	—	7,040
Changes in securitization account	13,669	5,099	3,298
Payments to storm reserve escrow account	(25)	(2,273)	(8,038)
Receipts from storm reserve escrow account	83,105	297,588	—
Decrease (increase) in other investments	2,343	(12,755)	30,319
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	49,236	72,711	2,369
Proceeds from nuclear decommissioning trust fund sales	5,553,629	3,107,812	4,121,351
Investment in nuclear decommissioning trust funds	(5,547,015)	(3,203,057)	(4,208,870)
Net cash flow used in investing activities	(6,179,276)	(4,772,306)	(4,510,242)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	8,308,427	12,619,201	9,304,396
Preferred stock of subsidiary	—	—	33,188
Treasury stock	5,977	42,600	93,862
Common stock	200,776	—	607,650
Retirement of long-term debt	(4,827,827)	(8,152,378)	(7,619,380)
Repurchase/redemptions of preferred stock	—	—	(50,000)
Changes in credit borrowings and commercial paper – net	(426,312)	(319,238)	4,389
Contribution from noncontrolling interest	51,202	—	—
Other	43,221	(7,524)	(7,732)
Dividends paid:
Common stock	(775,122)	(748,342)	(711,573)
Preferred stock	(18,319)	(18,502)	(16,438)
Net cash flow provided by financing activities	2,562,023	3,415,817	1,638,362
Net increase (decrease) in cash and cash equivalents	(1,316,540)	1,333,377	(55,253)
Cash and cash equivalents at beginning of period	1,759,099	425,722	480,975
Cash and cash equivalents at end of period	$442,559	$1,759,099	$425,722

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2021	2020	2019
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	843,228	803,923	778,209
Income taxes	98,377	(31,228)	(40,435)

CASH FLOW INFORMATION BY BUSINESS

		PARENT &		ENTERGY
For the years ended December 31, 2021, 2020, and 2019.	UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2021
Net cash flow provided by (used in) operating activities	2,646,191	(237,901)	(107,577)	2,300,713
Net cash flow provided by (used in) investing activities	(6,210,313)	(8,493)	39,530	(6,179,276)
Net cash flow provided by (used in) financing activities	2,349,357	201,628	11,038	2,562,023

2020
Net cash flow provided by (used in) operating activities	2,275,828	296,458	117,580	2,689,866
Net cash flow provided by (used in) investing activities	(4,668,622)	(3,086)	(100,598)	(4,772,306)
Net cash flow provided by (used in) financing activities	3,717,186	(252,386)	(48,983)	3,415,817

2019
Net cash flow provided by (used in) operating activities	2,973,872	(237,649)	80,404	2,816,627
Net cash flow provided by (used in) investing activities	(4,425,828)	(159)	(84,255)	(4,510,242)
Net cash flow provided by (used in) financing activities	1,393,628	244,969	(235)	1,638,362

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock and Noncontrolling Interest	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2018	—	2,616	(5,273,719)	5,951,431	8,721,150	(557,173)	8,844,305
Implementation of accounting standards	—	—	—	—	6,806	(6,806)	—

Balance at January 1, 2019	—	2,616	(5,273,719)	5,951,431	8,727,956	(563,979)	8,844,305
Consolidated net income (loss) (a)	17,018	—	—	—	1,241,226	—	1,258,244
Other comprehensive loss	—	—	—	—	—	117,059	117,059
Settlement of equity forwards through common stock
issuance	—	84	—	607,566	—	—	607,650
Common stock issuance costs	—	—	—	(7)	—	—	(7)
Common stock issuances related to stock plans	—	—	119,569	5,446	—	—	125,015
Common stock dividends declared	—	—	—	—	(711,573)	—	(711,573)
Subsidiaries' capital stock redemptions	35,000	—	—	—	—	—	35,000
Preferred dividend requirements of subsidiaries (a)	(17,018)	—	—	—	—	—	(17,018)

Balance at December 31, 2019	35,000	2,700	(5,154,150)	6,564,436	9,257,609	(446,920)	10,258,675
Implementation of accounting standards	—	—	—	—	(419)	—	(419)

Balance at January 1, 2020	35,000	2,700	(5,154,150)	6,564,436	9,257,190	(446,920)	10,258,256
Consolidated net income (loss) (a)	18,319	—	—	—	1,388,334	—	1,406,653
Other comprehensive income	—	—	—	—	—	(2,287)	(2,287)
Common stock issuances related to stock plans	—	—	79,694	(14,513)	—	—	65,181
Common stock dividends declared	—	—	—	—	(748,342)	—	(748,342)
Preferred dividend requirements of subsidiaries (a)	(18,319)	—	—	—	—	—	(18,319)

Balance at December 31, 2020	35,000	2,700	(5,074,456)	6,549,923	9,897,182	(449,207)	10,961,142
Consolidated net income (loss) (a)	227	—	—	—	1,118,492	—	1,118,719
Other comprehensive income	—	—	—	—	—	116,679	116,679
Common stock issuances and sales under the at the
market equity distribution program	—	20	—	204,194	—	—	204,214
Common stock issuance costs	—	—	—	(3,438)	—	—	(3,438)
Common stock issuances related to stock plans	—	—	34,757	15,560	—	—	50,317
Common stock dividends declared	—	—	—	—	(775,122)	—	(775,122)
Capital contributions from noncontrolling interest	51,202	—	—	—	—	—	51,202
Preferred dividend requirements of subsidiaries (a)	(18,319)	—	—	—	—	—	(18,319)

Balance at December 31, 2021	33,110	20	34,757	216,316	343,370	116,679	744,252

(a) Consolidated net income and preferred dividend requirements of subsidiaries include $16 million for 2021, 2020, and 2019 of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2021	2020	2019
NET INCOME (LOSS)	$1,118,719	$1,406,653	$1,258,244
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of ($7,935), ($14,776), and $28,516 for 2021 to 2019, respectively)	(29,754)	(55,487)	115,026
Pension and other postretirement liabilities
(net of tax expense (benefit) of $55,161, $5,600, and ($6,539) for 2021 to 2019, respectively)	195,929	22,496	(25,150)
Net unrealized investment gains (losses)
(net of tax expense (benefit) of ($28,435), $17,586, and $14,023 for 2021 to 2019, respectively)	(49,496)	30,704	27,183
Other comprehensive income (loss)	116,679	(2,287)	117,059
COMPREHENSIVE INCOME (LOSS)	1,235,398	1,404,366	1,375,303
Preferred dividend requirements of subsidiaries and noncontrolling interest	227	18,319	17,018
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,235,171	$1,386,047	$1,358,285

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2021	2020	2019
Utility
Generation	$1,134	$1,218	$1,781
Transmission	831	978	1,030
Distribution	3,477	1,949	1,114
Other	636	522	504
Entergy Wholesale Commodities	9	26	74
Total Historical Capital Expenditures	$6,087	$4,694	$4,503

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR		AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2021	2020

	$3.5B Bank Credit Facility	1.60%	06/26 (b)			$165.00	$165.00
	Commercial Paper (a)	0.28%				1,201	1,627
29364GAH6	4.00% Notes	4.00%	07/22	Now	MW (T+.30%)	650	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	750
29364GAK9	3.75% Notes	3.75%	06/50	Now	MW (T+.40%)	600	600
29364GAL7	2.80% Notes	2.80%	06/30	Now	MW (T+.35%)	600	600
29364GAM5	0.90% Notes	0.90%	09/25	Now	MW (T+.125%)	800	800
29364GAN3	1.90% Notes	1.90%	06/28	Now	MW (T+.15%)	650	—
29364GAP8	2.40% Notes	2.40%	06/31	Now	MW (T+.20%)	650	—
	Total					$6,066	$5,192
(a) Entergy Corporation has a commercial paper program with a program limit of up to $2.0 billion.
(b) The maturity date was extended in June 2021.

SECURITIES RATINGS (OUTLOOK)
	ISSUER RATING	CORPORATE CREDIT
As of 12/31/21	MOODY’S	S&P
Entergy Corporation	Baa2 (negative)	BBB+ (stable)

					CALL PRICE
				AS OF	PER SHARE
PREFERRED MEMBER INTERESTS			DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2021	2020	2021

	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$684	$684	—
	(6,843,780 units in 2020 and 2019)(a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	413	413	—
	(4,126,940 units in 2020 and 2019)(a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	294	294	—
	(2,935,153 units in 2020 and 2019)(a)
	Held by Entergy Corporation:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	734	734	—
	(7,340,750 units in 2020 and 2019)(a)
	Held by Entergy Utility Holding Company, LLC:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	256	256	—
	(2,559,250 units in 2020 and 2019)(a)
	Total		$2,381	$2,381	—
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.
Totals may not foot due to rounding.

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UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2021					2020					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-reported net income applicable to common stock/equity ($ millions)	357	326	570	238	1,490	320	345	552	584	1,800	(17.2)
ROE – as-reported (%)(a)	11.9	11.5	11.3	8.8	8.8	11.1	11.0	10.4	12.0	12.0	(26.7)
Debt to capital Ratio (%)	54.3	53.4	52.7	53.8	53.8	53.2	52.9	52.6	53.3	53.3	0.9
NON-GAAP MEASURES
Adjusted earnings ($ millions)	357	326	559	222	1,463	320	345	552	206	1,423	2.8
ROE – adjusted (%)(a)	9.4	9.1	8.9	8.6	8.6	10.8	10.7	10.1	9.5	9.5	(9.5)
Debt to capital ratio, excluding securitization debt (%)	54.1	53.2	52.5	53.7	53.7	52.8	52.6	52.3	53.1	53.1	1.1
Net debt to net capital ratio, excluding securitization debt (%)	52.8	52.6	51.7	53.3	53.3	51.2	51.5	50.9	51.0	51.0	4.5
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2021	2020	2019
GAAP MEASURES
As-reported net income applicable to common stock/equity ($ millions)	1,490	1,800	1,411
ROE – as-reported (%)(a)	8.8	12.0	10.7
Debt to capital ratio (%)	53.8	53.3	52.4
NON-GAAP MEASURES
Adjusted earnings ($ millions)	1,463	1,423	1,369
ROE – adjusted (%)(a)	8.6	9.5	10.4
Debt to capital ratio, excluding securitization debt (%)	53.7	53.1	51.9
Net debt to net capital ratio, excluding securitization debt (%)	53.3	51.0	51.6
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY SECURITIES RATINGS (OUTLOOK)
MORTGAGE BONDS
As of 5/3/22	MOODY’S	S&P
Entergy Arkansas, LLC	A2 (positive)	A (stable)
Entergy Louisiana, LLC	A2 (negative)	A (stable)
Entergy Mississippi, LLC	A2 (positive)	A (stable)
Entergy New Orleans, LLC	Baa2 (negative)	BBB (developing)
Entergy Texas, Inc.	A3 (stable)	A (stable)
System Energy Resources, Inc.	Baa1 (negative)	A (stable)

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2021	2020	2019
Entergy Arkansas	723	776	642
Entergy Louisiana	3,622	1,961	1,673
Entergy Mississippi	654	555	738
Entergy New Orleans	220	229	230
Entergy Texas	703	896	898
System Energy Resources	100	194	167
Other(b)	56	57	82
Total	6,078	4,668	4,430
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, LLC, Entergy Operations, Inc., and Varibus, L.L.C.

UTILITY FINANCIAL RESULTS

2021 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2021.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,338,590	$4,994,459	$1,406,346	$672,231	$1,902,511	$570,848	($1,010,921)	$10,874,064
Natural gas	—	73,989	—	96,621	—	—	—	170,610
Total	2,338,590	5,068,448	1,406,346	768,852	1,902,511	570,848	(1,010,921)	11,044,674
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	347,166	1,302,291	181,511	150,018	335,742	58,313	415	2,375,456
Purchased power	280,504	768,546	298,034	268,568	588,941	—	(1,005,838)	1,198,755
Nuclear refueling outage expenses	51,141	49,373	—	—	—	27,244	—	127,758
Other operation and maintenance	687,418	1,034,427	298,129	145,377	281,713	214,322	(4,361)	2,657,025
Decommissioning	77,696	68,575	—	—	—	38,693	1,274	186,238
Taxes other than income taxes	127,249	224,079	111,712	53,569	94,989	27,842	3,164	642,604
Depreciation and amortization	361,479	656,132	226,545	73,480	214,838	105,978	(1,301)	1,637,151
Other regulatory charges (credits) – net	(31,501)	38,245	5,913	13,177	59,581	26,214	(1)	111,628
Total	1,901,152	4,141,668	1,121,844	704,189	1,575,804	498,606	(1,006,648)	8,936,615
OPERATING INCOME	437,438	926,780	284,502	64,663	326,707	72,242	(4,273)	2,108,059
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	15,273	28,648	8,101	2,371	9,892	6,188	—	70,473
Interest and investment income	76,953	282,200	53	48	837	82,744	(18)	442,817
Miscellaneous – net	(22,278)	(125,886)	(8,791)	(1,240)	721	(18,991)	(184)	(176,649)
Total	69,948	184,962	(637)	1,179	11,450	69,941	(202)	336,641
INTEREST EXPENSE:
Interest expense	140,348	350,227	75,124	29,164	87,787	38,393	(21)	721,022
Allowance for borrowed funds used during construction	(6,641)	(12,878)	(3,416)	(1,056)	(3,980)	(1,047)	—	(29,018)
Total	133,707	337,349	71,708	28,108	83,807	37,346	(21)	692,004
INCOME BEFORE INCOME TAXES	373,679	774,393	212,157	37,734	254,350	104,837	(4,454)	1,752,696
Income taxes	75,195	120,409	45,323	5,936	25,526	(1,977)	(6,203)	264,209
NET INCOME	298,484	653,984	166,834	31,798	228,824	106,814	1,749	1,488,487
Preferred dividend requirements of subsidiaries and noncontrolling interest	(18,092)	—	—	—	1,909	—	14,250	(1,933)
EARNINGS APPLICABLE TO
COMMON STOCK / EQUITY	$316,576	$653,984	$166,834	$31,798	$226,915	$106,814	($12,501)	$1,490,420
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2021 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2021.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$8,155	$195	$29	$26	$28	$87	$31,783	$40,303
Temporary cash investments	4,760	18,378	47,598	42,836	—	89,114	68,261	270,947
Total cash and cash equivalents	12,915	18,573	47,627	42,862	28	89,201	100,044	311,250
Securitization recovery trust account	—	—	—	1,999	26,629	—	(28,628)	—
Accounts receivable:
Customer	154,412	355,265	84,048	69,902	83,797	—	(1)	747,423
Allowance for doubtful accounts	(13,072)	(29,231)	(7,209)	(13,282)	(5,814)	—	—	(68,608)
Associated companies	29,587	96,539	42,994	74,146	31,720	118,977	(381,515)	12,448
Other	51,064	36,674	14,609	13,668	13,404	7,003	1,395	137,817
Accrued unbilled revenues	101,663	174,768	56,034	25,550	62,241	—	(1)	420,255
Total accounts receivable	323,654	634,015	190,476	169,984	185,348	125,980	(380,122)	1,249,335
Deferred fuel costs	108,862	45,374	121,878	—	48,280	—	—	324,394
Fuel inventory – at average cost	50,892	42,958	10,311	2,945	42,712	—	(1)	149,817
Materials and supplies – at average cost	247,980	485,325	69,639	19,216	72,884	127,093	—	1,022,137
Deferred nuclear refueling outage costs	65,318	39,582	—	—	—	10,123	1	115,024
Prepayments and other	14,863	44,187	6,394	5,428	17,515	1,870	72,302	162,559
Total	824,484	1,310,014	446,325	242,434	393,396	354,267	(236,404)	3,334,516
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates	—	1,390,587	—	—	300	—	92,076	1,482,963
Decommissioning trust funds	1,438,416	2,114,523	—	—	—	1,385,254	1	4,938,194
Non-utility property – at cost (less accumulated depreciation)	—	337,247	4,527	1,016	376	—	1,261	344,427
Escrow accounts	—	—	48,886	—	—	—	(48,886)	—
Other	947	13,744	—	—	18,128	—	49,299	82,118
Total	1,439,363	3,856,101	53,413	1,016	18,804	1,385,254	93,751	6,847,702
UTILITY PLANT
Electric	13,578,297	28,055,038	6,613,109	1,976,202	7,181,567	5,362,494	1,008,734	63,775,441
Natural gas	—	285,006	—	373,983	—	—	—	658,989
Construction work in progress	241,127	847,924	95,452	22,199	183,965	97,968	22,205	1,510,840
Nuclear fuel	182,055	209,418	—	—	—	171,438	(1)	562,910
Total utility plant	14,001,479	29,397,386	6,708,561	2,372,384	7,365,532	5,631,900	1,030,938	66,508,180
Less – accumulated depreciation and amortization	5,472,296	9,860,252	2,127,590	774,309	2,049,750	3,396,136	666,150	24,346,483
Utility plant – net	8,529,183	19,537,134	4,580,971	1,598,075	5,315,782	2,235,764	364,788	42,161,697
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property
of $49,579 as of December 31, 2021)	1,689,678	2,776,666	462,432	248,617	421,333	395,546	618,984	6,613,256
Deferred fuel costs	68,751	168,122	—	4,080	—	—	—	240,953
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	47,641	47,641
Other	13,660	27,801	14,248	56,101	112,096	1,793	(111,938)	113,761
Total	1,772,089	2,972,589	476,680	308,798	533,429	397,339	928,786	7,389,710
TOTAL ASSETS	$12,565,119	$27,675,838	$5,557,389	$2,150,323	$6,261,411	$4,372,624	$1,150,921	$59,733,625
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2021 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2021.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$200,000	$—	$—	$—	$50,329	$—	$250,329
Payable due to associated companies	—	—	—	1,326	—	—	(1,326)	—
Accounts payable:
Associated companies	217,310	183,172	42,929	45,057	142,929	23,682	(616,911)	38,168
Other	190,476	1,481,902	113,000	146,921	164,981	62,573	384,566	2,544,419
Customer deposits	92,511	150,697	86,167	28,539	37,271	—	(1)	395,184
Taxes accrued	89,590	64,248	106,273	4,385	49,018	32,918	71,517	417,949
Interest accrued	17,108	93,052	17,283	7,991	19,002	11,714	(1)	166,149
Deferred fuel costs	—	—	—	7,607	—	—	—	7,607
Current portion of unprotected excess accumulated deferred income taxes	—	24,291	—	1,906	27,188	—	2,143	55,528
Pension and other postretirement liabilities	—	—	—	—	—	—	53,385	53,385
Other	38,901	68,995	36,731	6,204	16,120	4,101	19,421	190,473
Total	645,896	2,266,357	402,383	249,936	456,509	185,317	(87,207)	4,119,191
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,416,201	2,433,854	720,097	365,384	692,496	382,931	(273,867)	5,737,096
Accumulated deferred investment tax credits	29,299	102,588	10,913	16,306	9,325	43,003	541	211,975
Regulatory liability for income taxes - net	431,655	313,693	212,445	40,589	144,145	113,165	—	1,255,692
Other regulatory liabilities	743,314	1,042,597	49,313	—	37,060	744,944	26,617	2,643,845
Decommissioning and asset retirement cost liabilities	1,390,410	1,653,198	10,315	4,032	8,520	1,007,603	—	4,074,078
Accumulated provisions	77,084	24,490	38,028	6,329	8,242	—	2,650	156,823
Pension and other postretirement liabilities	185,789	528,213	59,065	—	—	76,104	752,477	1,601,648
Long-term debt (includes securitization bonds
of $83,640 as of December 31, 2021)	3,958,862	10,714,346	2,179,989	777,254	2,354,148	690,967	1	20,675,567
Long-term payable due to associated companies	—	—	—	9,585	—	—	(9,585)	—
Other	110,754	415,930	35,273	42,193	67,760	37,230	498,174	1,207,314
Total	8,343,368	17,228,909	3,315,438	1,261,672	3,321,696	3,095,947	997,008	37,564,038

Preferred stock without sinking fund	—	—	—	—	—	—	195,161	195,161

EQUITY:
Common stock or member's equity	3,542,745	8,172,294	1,839,568	638,715	49,452	951,850	(12,870,876)	2,323,748
Paid-in capital	—	—	—	—	1,050,125	—	3,432,672	4,482,797
Retained earnings	—	—	—	—	1,344,879	139,510	9,664,843	11,149,232
Accumulated other comprehensive income (loss)	—	8,278	—	—	—	—	(60,680)	(52,402)
Noncontrolling interest	33,110	—	—	—	—	—	—	—
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total common shareholders' equity	3,575,855	8,180,572	1,839,568	638,715	2,444,456	1,091,360	45,959	17,783,375
Preferred stock without sinking fund	—	—	—	—	38,750	—	—	71,860
Total	3,575,855	8,180,572	1,839,568	638,715	2,483,206	1,091,360	45,959	17,855,235

TOTAL LIABILITIES AND EQUITY	$12,565,119	$27,675,838	$5,557,389	$2,150,323	$6,261,411	$4,372,624	$1,150,921	$59,733,625
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2021	2020	2019
ENTERGY ARKANSAS, LLC
As-Reported Earnings Applicable to Member's Equity ($ millions)	317	245	263
Less Adjustments ($ millions)	(3)	6	—
Adjusted Earnings ($ millions)	320	239	263
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	9.3	7.7	8.6
Debt to Capital (%)	52.6	54.8	53.0
Total Debt ($ millions)	3,974	3,980	3,528
Total Equity ($ millions)	3,543	3,276	3,126
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	9.4	7.5	8.6
Total Debt, excluding securitization debt ($ millions)	3,974	3,980	3,522
Debt to Capital, excluding securitization debt (%)	52.6	54.8	53.0
Net Debt to Net Capital, excluding securitization debt (%)	52.6	53.6	53.0
Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC
As-Reported Net Income ($ millions)	654	1,082	692
Less Adjustments ($ millions)	17	383	—
Adjusted Net Income ($ millions)	637	699	692
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.4	15.6	11.3
Debt to Capital (%)	57.2	54.8	53.4
Total Debt ($ millions)	10,933	9,044	7,321
Total Equity ($ millions)	8,181	7,458	6,397
NON-GAAP MEASURES
Return on Average Common Equity – Adjusted (%)	8.1	10.1	11.3
Total Debt, excluding securitization debt ($ millions)	10,933	9,034	7,288
Debt to Capital, excluding securitization debt (%)	57.2	54.8	53.3
Net Debt to Net Capital, excluding securitization debt (%)	57.2	52.7	53.2
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2021	2020	2019
ENTERGY MISSISSIPPI, LLC
As-Reported Net Income ($ millions)	167	141	120
Less Adjustments ($ millions)	—	4	—
Adjusted Earnings ($ millions)	167	137	120
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	9.5	8.7	8.5
Debt to Capital (%)	54.3	51.7	51.2
Total Debt ($ millions)	2,189	1,788	1,621
Total Equity ($ millions)	1,840	1,673	1,542
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	9.5	8.5	8.5
Net Debt to Net Capital (%)	53.8	51.7	50.4
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, LLC
As-Reported Net Income ($ millions)	32	49	53
Less Adjustments ($ millions)	2	(1)	—
Adjusted Earnings ($ millions)	30	50	53
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	5.1	8.9	11.3
Debt to Capital (%)	55.4	51.5	53.1
Total Debt ($ millions)	792	646	564
Total Equity ($ millions)	639	607	498
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	4.9	9.1	11.3
Total Debt, excluding securitization debt ($ millions)	763	604	511
Debt to Capital, excluding securitization debt (%)	54.4	49.9	50.7
Net Debt to Net Capital, excluding securitization debt (%)	53.0	49.9	50.4
Totals may not foot due to rounding.

ENTERGY TEXAS, INC.
As-Reported Earnings Applicable to Common Stock ($ millions)	227	213	159
Less Adjustments ($ millions)	—	2	—
Adjusted Net Income ($ millions)	227	211	159
GAAP MEASURES
ROE – As-Reported (%)	9.9	11.0	10.0
Debt to Capital (%)	48.7	53.7	51.7
Total Debt ($ millions)	2,362	2,499	1,928
Total Preferred ($ millions)	39	35	35
Total Common Equity ($ millions)	2,444	2,123	1,764
NON-GAAP MEASURES
ROE – Adjusted (%)	9.9	10.9	10.0
Total Debt, excluding securitization debt ($ millions)	2,308	2,376	1,723
Debt to Capital, excluding securitization debt (%)	48.2	52.4	48.9
Net Debt to Net Capital, excluding securitization debt (%)	48.2	49.7	48.7
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2021	2020	2019
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	107	99	99
Less Adjustments ($ millions)	—	(16)	—
Adjusted Earnings ($ millions)	107	115	99
GAAP MEASURES
ROE – As-Reported (%)	9.8	11.1	13.7
Debt to Capital (%)	40.4	42.7	43.5
Total Debt ($ millions)	741	805	548
Total Equity ($ millions)	1,091	1,081	712
NON-GAAP MEASURES
ROE – Adjusted (%)	9.8	12.8	13.7
Net Debt to Net Capital (%)	37.4	34.2	40.2
Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, LLC
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2021	2020
($ millions)
29364DAQ3	3.75% Series	M	3.75%	2/21	Now	MW (T + .20%)	$—	$350
29364DAR1	3.05% Series	M	3.05%	6/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	6/24	Now	MW (T + .15%)	375	375
29364DAU4	3.5% Series	M	3.50%	4/26	Now	MW (T + .20%)	600	600
29364DAV2	4.00% Series	M	4.00%	6/28	Now	MW (T + .20%)	350	350
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29366MAA6	4.20% Series	M	4.20%	4/49	Now	MW (T + .20%)	350	350
29364D100	4.875% Series	M	4.88%	9/66	Now	100%	410	410
29366MAB4	2.65% Series	M	2.65%	6/51	Now	MW (T + .20%)	675	675
29366MAC2	3.35% Series	M	3.35%	6/52	Now	MW (T + .20%)	400	—
453424BT9	2.375% Series – Independence County	G(a,d)	2.38%	1/21	Non-Call Life		—	45
	Total bonds						3,660	3,655
OTHER LONG-TERM DEBT:
76824*AV6	3.65% Series L – Variable Interest Entity Note Payable		3.65%	7/21	Now	MW (T + .50%)	—	90
76824*AW4	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23	Now	MW (T + .50%)	40	40
76824*AX2	1.84% Series N – Variable Interest Entity Note Payable		1.84%	7/26	Now	MW (T + .50%)	90	—
	Credit Facility - Variable Interest Entity		1.17%	6/24			5	12
	Long-Term United States Department of Energy Obligation(b)						192	192
	Unamortized Premium and Discount – Net						3	7
	Unamortized Debt Issuance Costs						(33)	(31)
	Other						2	2
TOTAL LONG-TERM DEBT							3,959	3,968
Less Amount Due Within One Year							—	485
Long-Term Debt Excluding Amount Due Within One Year							$3,959	$3,483
Fair Value of Long-Term Debt(c)							$3,984	$4,164
Weighted-average annualized coupon rate (e)							3.6%	3.7%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.
(c) The fair value excludes long-term DOE obligations at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 182 of 2021 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(d) The bonds are secured by a series of collateral first mortgage bonds.
(e) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

ENTERGY UTILITY HOLDING COMPANY, LLC
		SHARES
		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	RATE	2021	2020	2021	2020
($ millions)
Without sinking fund:
Cumulative, $100 par value:
7.5% Series(a)	7.50%	110,000	110,000	$107	$107
6.25% Series(a)	6.25%	15,000	15,000	14	14
6.75% Series(a)	6.75%	75,000	75,000	73	73
Total without sinking fund		200,000	200,000	$195	$195
(a) Dollar amount outstanding is net of preferred stock issuance costs.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2021	2020
($ millions)
29364WAN8	4.8% Series	M	4.80%	05/21	Now	MW (T + .25%)	—	$200
29364WAR9	3.30% Series	M	3.30%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	09/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	1/26	Now	MW (T + .30%)	250	250
29364WAY4	2.4% Series	M	2.40%	10/26	Now	MW (T + .15%)	400	400
29364WAZ1	3.12% Series	M	3.12%	09/27	Now	MW (T + .15%)	450	450
29364WAW8	3.25% Series	M	3.25%	4/28	Now	MW (T + .25%)	425	425
29364WAX6	3.05% Series	M	3.05%	6/31	Now	MW (T + .25%)	325	325
29364WBA5	4.0% Series	M	4.00%	3/33	Now	MW (T + .20%)	750	750
29364WAT5	5.0% Series	M	5.00%	7/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	1/45	Now	MW (T + .30%)	450	450
29364WBB3	4.2% Series	M	4.20%	9/48	Now	MW (T + .20%)	900	900
29364WBC1	4.2% Series	M	4.20%	4/50	Now	MW (T + .20%)	525	525
29364W108	4.875% Series	M	4.88%	9/66	Now	100%	270	270
29364WBD9	2.90% Series	M	2.90%	3/51	Now	MW (T+.20%)	650	650
29364WBF4	0.62% Series	M	0.62%	11/23	Now	100%	1,100	1,100
29364WBE7	1.60% Series	M	1.60%	12/30	Now	MW (T+.15%)	300	300
29364WBH0	2.35% Series	M	2.35%	6/32	Now	MW (T+.15%)	500	—
29364WBJ6	3.10% Series	M	3.10%	6/41	Now	MW (T+.15%)	500	—
29364WBK3	0.95% Series	M	0.95%	10/24	10/1/22	100%	1,000	—
5463984Y1	3.375% Series – Louisiana Public Facilities Authority	G(a,c)	3.38%	09/28	Now	100%	—	84
5463984Z8	3.5% Series – Louisiana Public Facilities Authority	G(a,c)	3.50%	06/30	Now	100%	—	115
54628CUG5	2.0% Series – Louisiana Local Government Environnmental	G(a,c)	2.00%	6/30	4/1/26	100%	16	—
54628CUH3	2.5% Series – Louisiana Local Government Environnmental	G(a,c)	2.50%	4/36	4/1/26	100%	182	—
	Total bonds						$10,689	$8,889
OTHER LONG-TERM DEBT:
	$350M Bank Credit Facility		1.32%	6/26			125	—
76822*AM8	3.92% Series H – Variable Interest Entity Note Payable		3.92%	2/21	Now	MW (T + .50%)	—	40
76822*AN6	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23	Now	MW (T + .50%)	20	20
76803@AU1	2.51% Series V - Variable Interest Entity Note Payable		2.51%	6/27	Now	MW (T + .50%)	70	70
	Credit Facility – Variable Interest Entity – River Bend		1.15%	6/24			43	19
	Credit Facility – Variable Interest Entity – Waterford		1.16%	6/24			40	39
29366AAA2	2.04% Series Senior Secured – Securitization Bond		2.04%	6/21			—	11
							(8)	(3)
	Unamortized Debt Issuance Costs						(68)	(61)
	Other						4	4
TOTAL LONG-TERM DEBT							10,914	9,027
Less Amount Due Within One Year							200	240
Long-Term Debt Excluding Amount Due Within One Year							$10,714	$8,787
Fair Value of Long-Term Debt(b)							$11,493	$10,258
Weighted-average annualized coupon rate (d)							3.1%	3.5%
*M = Mortgage Bond; G = Governmental Bond

(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 182 of 2021 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2021	2020
($ millions)
29364NAR9	3.1% Series	M	3.10%	7/23	Now	MW (T + .25%)	$250	$250
29364NAS7	3.75% Series	M	3.75%	7/24	Now	MW (T + .15%)	100	100
29364NAU2	3.25% Series	M	3.25%	12/27	Now	MW (T + .15%)	150	150
29364NAT5	2.85% Series	M	2.85%	6/28	Now	MW (T + .20%)	375	375
29365*AA6	4.52% Series	M	4.52%	12/38	Now	MW (T + .50%)	55	55
29366WAA4	3.85% Series	M	3.85%	6/49	Now	MW (T + .20%)	435	435
29364N108	4.90% Series	M	4.90%	10/66	10/1/21	100%	260	260
29366WAB2	3.50% Series	M	3.50%	6/51	Now	MW (T + .35%)	370	170
29366WAC0	2.55% Series	M	2.55%	12/33	Now	MW (T + .20%)	200	—
	Total bonds						2,195	1,795
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						6	4
	Unamortized Debt Issuance Cost						(21)	(18)
TOTAL LONG-TERM DEBT							2,180	1,781
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$2,180	$1,781
Fair Value of Long-Term Debt(a)							$2,346	$2,021
Weighted-average annualized coupon rate (b)							3.5%	3.6%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 182 of 2021 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2021	2020
($ millions)
29364PAN3	3.9% Series	M	3.90%	07/23	Now	MW (T + .30%)	$100	$100
29364PAP8	4.0% Series	M	4.00%	6/26	Now	MW (T + .35%)	85	85
29365@AA4	4.51% Series	M	4.51%	9/33	Now	MW (T + .50%)	60	60
29364P509	5.0% Series	M	5.00%	12/52	Now	100%	30	30
29364P103	5.5% Series	M	5.50%	4/66	Now	100%	110	110
29365@AB2	3.0% Series	M	3.00%	3/25	Now	MW (T + .50%)	78	78
29365@AC0	3.75% Series	M	3.75%	3/40	Now	MW (T + .50%)	62	62
29365@AD8	4.19% Series	M	4.19%	11/31	Now	MW (T + .50%)	90	—
29365@AE6	4.51% Series	M	4.51%	11/36	Now	MW (T + .50%)	70	—
	Total bonds						685	525
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.67%	6/27			31	43
	Unsecured Term Loan		3.00%	5/22			—	70
	Unsecured Term Loan		2.50%	5/23			70	—
	Payable to Entergy Louisiana			11/35			11	13
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(9)	(8)
TOTAL LONG-TERM DEBT							788	642
Less Amount Due Within One Year							1	2
Long-Term Debt Excluding Amount Due Within One Year							$787	$641
Fair Value of Long-Term Debt(a)							$766	$621
Weighted-average annualized coupon rate (b)							4.2%	4.1%
*M = Mortgage
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 182 of 2021 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2021	2020
($ millions)
29365TAE4	2.55% Series	M	2.55%	6/21	Now	MW (T + .20%)	$—	$125
29365TAC8	4.1% Series	M	4.10%	9/21	Now	MW (T + .35%)	—	75
29365TAF1	3.45% Series	M	3.45%	12/27	Now	MW (T + .20%)	150	150
29365TAG9	4.0% Series	M	4.00%	3/29	Now	MW (T + .25%)	300	300
29365TAH7	4.5% Series	M	4.50%	3/39	Now	MW (T + .25%)	400	400
29365TAD6	5.15% Series	M	5.15%	6/45	Now	MW (T + .35%)	250	250
29365TAJ3	3.55% Series	M	3.55%	9/49	Now	MW (T + .20%)	475	475
29365TAK0	1.75% Series	M	1.75%	3/31	Now	MW (T + .20%)	600	600
29365TAL8	1.50% Series	M	1.50%	9/26	Now	MW (T + .15%)	130
	Total bonds						2,305	2,375
OTHER LONG-TERM DEBT:
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		0.0593%	6/22			—	17
29365KAC7	4.38% Series Senior Secured - Securitization Bond		0.0438%	11/23			54	106
	Unamortized Premium and Discount – Net						14	14
	Unamortized Debt Issuance Costs						(19)	(19)
TOTAL LONG-TERM DEBT							2,354	2,494
Less Amount Due Within One Year							—	200
Long-Term Debt Excluding Amount Due Within One Year							$2,354	$2,294
Fair Value of Long-Term Debt(a)							$2,484	$2,765
Weighted-average annualized coupon rate (b)							3.4%	3.5%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 182 of 2021 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

			SHARES
		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2021	2020	2021	2020
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29365T302	5.375% Series (a)	5.375%	1,400,000	1,400,000	$35	$35
N/A	5.100% Series (b)	5.100%	150,000	—	4	—
	Total without sinking fund		1,550,000	1,400,000	$39	$35
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2021	2020
($ millions)
605279MG0	2.5% Series – MBFC	G(a)	2.50%	4/22	Now	100%	$50	$134
605279MK1	2.375% Series - MBFC	G(a)	2.38%	6/44	6/26	100%	84	—
871911AS2	4.10% Series	M	4.10%	4/23	Now	MW (T + 0.40%)	250	250
871911AT0	2.14% Series	M	2.14%	12/25	Now	MW (T + 0.30%)	200	200
	Total bonds						584	584
OTHER LONG-TERM DEBT:
76823#AT8	3.42% Series J – Variable Interest Entity Note Payable		3.42%	4/21			—	100
76823#AU5	2.05% Series K – Variable Interest Entity Note Payable		2.05%				90	90
	Credit Facility – Variable Interest Entity		1.16%	6/24			36	—
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%	9/27			34	34
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Costs						(3)	(3)
TOTAL LONG-TERM DEBT							741	805
Less Amount Due Within One Year							50	100
Long-Term Debt Excluding Amount Due Within One Year							$691	$705
Fair Value of Long-Term Debt(b)							$743	$841
Weighted-average annualized coupon rate (c)							2.9%	3.0%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 182 of 2021 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) Rate calculation only includes Bonds and VIE notes
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
			OWNED &
	OPERATED		LEASED	OPERATED
As of December 31, 2021	PLANTS	UNITS	(MW)(a)	(MW)(b)
Plants that use fuel type:
Gas/Oil	26	48	16,933	17,716
Coal	3	5	2,097	4,051
Petroleum Coke	1	2	—	190
Total Fossil	30	55	19,030	21,957
Hydro	3	7	72	146
Nuclear	4	5	5,222	5,362
Solar	4	4	29	28
Total Capability	41	71	24,353	27,493
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Certain Entergy subsidiaries jointly own electric generating facilities with affiliates or third parties, which Entergy operates for the participating parties.

UTILITY SELECTED OPERATING DATA
	2021	2020	2019
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	61,828	60,734	52,672
Coal	7,693	4,169	8,214
Nuclear	41,352	37,807	37,484
Hydro	177	209	224
Solar	36	6	5
Total Net Generation	111,086	102,925	98,600
Purchased Power:
Affiliated Companies	—	—	—
Non-affiliated Companies	24,709	26,651	34,647
Total Purchased Power	24,709	26,651	34,647
Total Sources of Energy	135,795	129,576	133,246
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	35,669	35,173	36,093
Commercial	26,818	26,465	28,754
Industrial	49,819	47,117	48,484
Governmental	2,438	2,415	2,578
Total Retail	114,744	111,170	115,909
Sales for Resale	16,656	13,658	13,210
Unbilled Energy	(434)	40	(83)
Total Electric Energy Sales	130,966	124,868	129,036
Line Losses and Company Usage	4,828	4,709	4,210
Total Uses of Energy	135,794	129,577	133,246
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,724	36,396	35,446
Commercial	26,866	26,639	28,490
Industrial	49,820	47,117	48,483
Governmental	2,437	2,399	2,561
Total Weather Adjusted Sales	114,847	112,551	114,980
Peak Demand (MW)	22,051	21,340	21,598
Operational Summer Capacity at Peak (MW)	26,827	25,665	23,887
Annual System Load Factor (%)	62	62	64
Retail Electric Sales Growth Rate (%)	3.2	(4.1)	(1.4)
Retail Electric Sales Weather-Adjusted Growth Rate (%)	2.0	(2.1)	(0.8)
Average Fuel Cost (cents/KWh)
Natural Gas	3.75	1.92	2.33
Nuclear Fuel	0.56	0.57	0.73
Coal	2.48	2.54	2.31
Purchased Power	5.82	4.36	4.86
MISO Purchases	4.08	2.48	2.71
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2021 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	882,773	1,484,612	578,258	269,893	766,312	—	—	3,981,848	37%
Commercial	480,401	1,055,825	439,950	208,104	425,927	—	—	2,610,207	26%
Industrial	496,661	1,771,311	150,698	30,751	492,949	—	—	2,942,370	27%
Governmental	19,112	82,503	46,248	71,584	26,238	—	—	245,685	2%
Total Retail	1,878,948	4,394,252	1,215,154	580,331	1,711,426	—	—	9,780,111	93%
Sales for Resale	311,791	391,424	124,632	88,349	145,719	545,561	(1,005,552)	601,924	3%
Other	147,852	208,784	66,560	3,553	45,366	25,287	(5,370)	492,031	4%
Total Electric Operating Revenues	2,338,591	4,994,459	1,406,346	672,233	1,902,511	570,848	(1,010,922)	10,874,066	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,654	31,257	10,760	2,530	9,627	—	—	61,828	40%
Coal	4,795	1,081	1,021	—	796	—	—	7,693	6%
Nuclear	13,531	17,227	—	—	—	10,593	—	41,352	28%
Hydro	177	—	—	—	—	—	—	177	—%
Solar	—	—	1	35	—	—	—	36	—%
Total Net Generation	26,157	49,566	11,782	2,565	10,423	10,593	—	111,086	74%
Purchased Power:
Affiliated Companies	3,814	3,605	4,232	4,564	2,945	—	(19,160)	—	—
Non-affiliated Companies	1,805	11,072	1,694	713	9,426	—	—	24,710	26%
Total Purchased Power	5,619	14,676	5,925	5,278	12,371	—	(19,160)	24,710	26%
Total Sources of Energy	31,775	64,242	17,707	7,843	22,794	10,593	(19,160)	135,795	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,054	13,588	5,568	2,258	6,201	—	—	35,669	31%
Commercial	5,492	10,385	4,469	1,978	4,494	—	—	26,818	25%
Industrial	8,508	29,869	2,298	415	8,729	—	—	49,819	42%
Governmental	225	792	409	757	256	—	—	2,439	2%
Total Retail	22,280	54,633	12,744	5,407	19,680	—	—	114,744	100%
Sales for Resale	8,404	7,714	4,364	2,369	2,372	10,593	(19,160)	16,656	—
Unbilled Energy	(189)	(38)	(102)	(61)	(44)	—	—	(434)	—
Total Electric Energy Sales	30,495	62,309	17,006	7,715	22,008	10,593	(19,160)	130,966	—
Line Losses and Company Usage	1,280	1,933	701	128	786	—	—	4,828	—
Total Uses of Energy	31,775	64,242	17,707	7,843	22,794	10,593	(19,160)	135,794	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.96	10.93	10.39	11.95	12.36	—	—	11.16	—
Commercial	8.75	10.17	9.84	10.52	9.48	—	—	9.73	—
Industrial	5.84	5.93	6.56	7.42	5.65	—	—	5.91	—
Governmental	8.49	10.42	11.31	9.46	10.25	—	—	10.07	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2021)
Residential	601,511	946,961	382,550	188,222	424,701	—	—	2,543,945	85%
Commercial	100,595	133,740	68,115	17,306	52,360	—	—	372,116	12%
Industrial	25,718	11,907	4,398	1,701	6,445	—	—	50,169	2%
Governmental	774	8,189	5,219	1,930	2,120	—	—	18,232	1%
Total Retail Customers	728,598	1,100,797	460,282	209,159	485,626	—	—	2,984,462	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC
	2021	2020	2019
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	882,773	841,162	795,269
Commercial	480,401	466,273	538,850
Industrial	496,661	461,907	520,958
Governmental	19,112	18,011	20,795
Total Retail	1,878,948	1,787,352	1,875,873
Sales for Resale	311,791	173,115	257,864
Other	147,852	124,026	125,858
Total Electric Operating Revenues	2,338,591	2,084,494	2,259,594

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,654	6,358	8,836
Coal	4,795	2,719	4,882
Nuclear	13,531	15,058	13,575
Hydro	177	209	224
Total Net Generation	26,157	24,344	27,517
Purchased Power:
Affiliated Companies	3,814	2,105	3,578
Non-affiliated Companies	1,805	1,533	1,122
Total Purchased Power	5,619	3,638	4,700
Total Sources of Energy	31,775	27,982	32,217

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,054	7,584	7,996
Commercial	5,492	5,356	5,822
Industrial	8,508	7,586	7,759
Governmental	225	223	241
Total Retail	22,280	20,748	21,818
Sales for Resale	8,404	5,856	9,385
Unbilled Energy	(189)	—	24
Total Electric Energy Sales	30,494	26,604	31,227
Line Losses and Company Usage	1,280	1,378	990
Total Uses of Energy	31,775	27,983	32,217

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.96	11.09	9.95
Commercial	8.75	8.71	9.26
Industrial	5.84	6.09	6.71
Governmental	8.49	8.08	8.63

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2021)
Residential	601,511	600,286	595,315
Commercial	100,595	95,810	95,320
Industrial	25,718	25,134	23,382
Governmental	774	696	667
Total Retail Customers	728,598	721,926	714,684
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2021
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY	FUEL		NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Lake Catherine	4	100%	1970	522	Gas/Oil	Peaking	11,869	1	262	130,551			189,085	408.6	77,264
Ouachita	1	100%	2002	236	Gas	Intermediate	7,229	2	43	327,266		Dry LNB, SCR	1,625,692	32.5	52,816
	2	100%	2002	239	Gas	Intermediate		2	55	404,029		Dry LNB, SCR
Hot Spring	1	100%	2002	594	Gas	Intermediate	7,178	6	91	1,104,697		Dry LNB, SCR	2,534,292	44.5	112,698
Independence	1	31.5%	1983	259	Coal	Base	10,139	2,092	661	943,573	5	LNB w/Sep OFA, ESP, ACI	789,942	33.6	26,517
White Bluff	1	57%	1980	466	Coal	Base	10,448	4,839	1,560	2,106,130	14	LNB w/Sep OFA, ESP, ACI	1,741,035	29.8	119,436
	2	57%	1981	468	Coal	Base		5,720	1,839	2,504,858	15	LNB w/Sep OFA, ESP, ACI	2,263,867
Carpenter	1	100%	1932	31	Hydro	Peaking							137,743	13.0	1,787
	2	100%	1932	30	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking							38,839	37.9	1,471
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	501	Gas	Intermediate	7,287	7	140	1,427,918		Dry LNB, SCR	3,304,772	30.5	100,924
Arkansas	1	100%	1974	832	Nuclear PWR(c)	Base	10,352						6,560,105	22.8	308,612
Nuclear One	2	100%	1980	987	Nuclear PWR(c)	Base							6,971,344
Total				5,175				12,668	4,650	8,949,022	35		26,156,716	30.6	801,525
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.
(c) PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency
Total may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2021	2020	2019
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,484,612	1,270,187	1,270,478
Commercial	1,055,825	886,548	947,412
Industrial	1,771,311	1,314,234	1,450,966
Governmental	82,503	68,901	71,046
Total Retail	4,394,252	3,539,870	3,739,902
Sales for Resale	391,424	333,594	333,394
Other	208,784	145,599	149,731
Total Electric Operating Revenues	4,994,459	4,019,063	4,223,027

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	31,257	31,528	27,773
Coal	1,081	416	1,100
Nuclear	17,227	16,929	13,981
Hydro	—	—	—
Total Net Generation	49,566	48,873	42,854
Purchased Power:
Affiliated Companies	3,605	2,648	3,608
Non-affiliated Companies	11,072	11,821	17,959
Total Purchased Power	14,676	14,469	21,567
Total Sources of Energy	64,242	63,342	64,421

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	13,588	13,771	14,046
Commercial	10,385	10,465	11,353
Industrial	29,869	28,881	29,801
Governmental	792	779	827
Total Retail	54,633	53,896	56,027
Sales for Resale	7,714	7,950	6,738
Unbilled Energy	(38)	(103)	(16)
Total Electric Energy Sales	62,309	61,743	62,749
Line Losses and Company Usage	1,933	1,599	1,672
Total Uses of Energy	64,242	63,342	64,421

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.93	9.22	9.05
Commercial	10.17	8.47	8.34
Industrial	5.93	4.55	4.87
Governmental	10.42	8.84	8.59

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2021)
Residential	946,961	944,762	940,071
Commercial	133,740	132,352	132,364
Industrial	11,907	10,956	10,654
Governmental	8,189	7,996	8,003
Total Retail Customers	1,100,797	1,096,066	1,091,092
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2021
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	523	Gas	Intermediate	7,494	5	82	1,008,033		SCR	2,324,685	37.0	86,127
Little Gypsy	2	100%	1966	415	Gas/Oil	Intermediate	12,484	1	188	186,030		BOOS/Combus Mod/Fuel Reburn	583,291	86.4	50,402
	3	100%	1969	412	Gas/Oil	Intermediate		1	598	258,476		BOOS/IFGR
Ninemile Point	4	100%	1971	709	Gas/Oil	Intermediate	10,192	7	2,782	1,424,844		BOOS/IFGR	4,473,724	51.1	228,667
	5	100%	1973	742	Gas/Oil	Intermediate		7	2,900	1,284,917		BOOS/IFGR
	6	100%	2014	555	Gas/Oil	Intermediate	7,041	8	179	1,614,696		SCR, O2 Catalyst, Water/Steam Injection	3,907,686	32.8	128,363
Perryville	1	100%	2002	522	Gas	Intermediate	7,147	5	114	921,016		Dry LNB, SCR	2,240,515	41.0	93,559
	2	100%	2001	150	Gas	Peaking		—	9	34,381		None	43,357
J. Wayne Leonard	1	100%	2019	907	Gas	Intermediate	6,825	11	122	2,107,636		Dry LNB, SCR, O2 Catalyst	4,997,937	39.4	197,132
Lake Charles	1	100%	2020	922	Gas	Intermediate	6,778	11	126	2,227,965		DLNB/SCR, O2 Catalyst	5,529,778	42.9	237,013
Sterlington	7	100%	1974	45	Gas/Oil	Peaking	13,543	—	23	5,979			5,704		7,601
Waterford	1	100%	1975	—	Gas/Oil	Reserve	11,865	—	12	8,459		LNCB	230,311	92.4	21,291
	2	100%	1975	405	Gas/Oil	Intermediate		1	192	156,335		LNCB
	4	100%	2009	31	Oil	Peaking		1	4	4,611		Water/Steam Injection
LA Station 2	10	100%	1950	—	Gas	Reserve									470
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Roy S. Nelson	4	100%	1970	—	Gas/Oil	Reserve						Combus Mod/Fuel Reburn			812
Calcasieu	1	100%	2000	142	Gas	Peaking	8,069	—	27	29,600		Dry LNB	45,039	134.6	9,949
	2	100%	2001	158	Gas	Peaking		—	14	20,345		Dry LNB	28,895
Ouachita	3	100%	2002	242	Gas	Intermediate	7,515	3	63	503,696		Dry LNB, SCR	1,114,222	34.5	38,465
Roy S. Nelson	6	40%	1982	210	Coal	Base	11,509	1,946	572	759,801	4	LNB w/ Sep OFA, ESP, ACI	601,435	44.9	26,987
Big Cajun 2	3	24%	1983	130	Coal	Base	11,372	1,628	334	572,684	4	LNB w/ OFA, ESP, ACI	479,498	41.8	20,049
River Bend	1	100%	1986	967	Nuclear BWR(c)	Base	10,905						7,428,599	28.7	213,273
Washington Parish	1	100%	2020	183	Gas	Peaking		—	12	53,481		LNB	178,005		17,254
	2	100%	2020	184	Gas	Peaking		—	10	48,013		LNB
Waterford	3	100%	1985	1,173	Nuclear PWR(c)	Base	10,790						9,798,865	23.2	227,149
Union Power Station	3	100%	2003	506	Gas	Intermediate	7,172	6	131	1,227,263		Dry LNB, SCR	2,862,345	32.9	182,567
	4	100%	2003	508	Gas	Intermediate		6	117	1,153,666		Dry LNB, SCR	2,691,619
Total				10,741				3,647	8,609	15,611,927	8		49,565,510	36.1	1,787,130
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Low NOx Cell Burner (LNCB), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Water/Steam Injection, Flue Gas Recirculation (FGR), Induced Flue Gas Recirculation (IFGR), Burners-out-of-service (BOOS) and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.
(c) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC
	2021	2020	2019
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	578,258	523,379	562,219
Commercial	439,950	395,875	444,173
Industrial	150,698	145,100	164,491
Governmental	46,248	41,955	44,300
Total Retail	1,215,154	1,106,309	1,215,183
Sales for Resale	124,632	77,530	39,295
Other	66,560	64,015	68,566
Total Electric Operating Revenues	1,406,346	1,247,854	1,323,044

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	10,760	12,761	7,647
Coal	1,021	723	1,411
Nuclear	—	—	—
Hydro	—	—	—
Solar	1	2	2
Total Net Generation	11,782	13,486	9,060
Purchased Power:
Affiliated Companies	4,232	2,336	3,971
Non-affiliated Companies	1,694	1,650	2,752
Total Purchased Power	5,925	3,987	6,723
Total Sources of Energy	17,707	17,473	15,783

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,568	5,378	5,659
Commercial	4,469	4,283	4,698
Industrial	2,298	2,343	2,443
Governmental	409	398	436
Total Retail	12,744	12,402	13,236
Sales for Resale	4,364	4,316	1,776
Unbilled Energy	(102)	58	(78)
Total Electric Energy Sales	17,006	16,776	14,934
Line Losses and Company Usage	701	696	849
Total Uses of Energy	17,707	17,472	15,783

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.39	9.73	9.93
Commercial	9.84	9.24	9.45
Industrial	6.56	6.19	6.73
Governmental	11.31	10.54	10.16

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2021)
Residential	382,550	381,617	377,158
Commercial	68,115	65,131	64,488
Industrial	4,398	3,827	3,971
Governmental	5,219	5,146	5,130
Total Retail Customers	460,282	455,721	450,747
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2021
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	458	Gas	Intermediate	7,046	5	101	1,052,615		Dry LNB, SCR	2,487,341	30.7	76,268
Hinds	1	100%	2001	454	Gas	Intermediate	7,080	7	123	1,434,131		Dry LNB, SCR	3,479,355	30	104,518
	2	100%	2019	27	Gas	Peaking			3	5,285			7,675
Baxter Wilson	1	100%	1967	494	Gas/Oil	Intermediate	10,718	2	900	462,654			740,373	51.8	38,317
Choctaw	1	100%	2003	797	Gas	Intermediate	6,969	8	125	1,659,898		Dry LNB, SCR	3,884,090	32.6	126,551
Gerald Andrus	1	100%	1975	707	Gas/Oil	Intermediate	12,578	1	263	123,711		OFA	160,333	146.4	23,478
Independence	1	25%	1983	205	Coal	Base	10,514	1,660	524	748,868	4	LNB w/Sep OFA, ESP, ACI	626,880	34.7	35,453
	2	25%	1984	106	Coal	Base		1,100	359	482,858	3	LNB w/Sep OFA, ESP, ACI	394,454
DeSoto Solar	1	100%	2015	0.5	Solar	N/A							512	29.9	15
Brookhaven Solar	1	100%	2015	0.5	Solar	N/A							514	9.0	5
Hinds Solar	1	100%	2015	0.5	Solar	N/A							380	80.1	30
Total				3,251				2,784	2,398	5,970,020	7		11,781,906	34.3	404,635
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC
	2021	2020	2019
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	269,893	243,502	245,081
Commercial	208,104	179,406	202,138
Industrial	30,751	24,248	31,824
Governmental	71,584	59,819	70,865
Total Retail	580,331	506,975	549,908
Sales for Resale	88,349	33,213	38,626
Other	3,553	20,444	5,883
Total Electric Operating Revenues	672,233	560,632	594,417

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,530	3,060	2,975
Coal	—	—	—
Nuclear	—	—	—
Hydro	—	—	—
Solar	35	4	3
Total Net Generation	2,565	3,064	2,978
Purchased Power:
Affiliated Companies	4,565	3,801	4,401
Non-affiliated Companies	713	671	572
Total Purchased Power	5,278	4,471	4,973
Total Sources of Energy	7,843	7,535	7,951

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,258	2,294	2,353
Commercial	1,978	1,975	2,215
Industrial	415	423	438
Governmental	757	755	815
Total Retail	5,407	5,447	5,821
Sales for Resale	2,369	1,969	1,961
Unbilled Energy	(61)	(9)	18
Total Electric Energy Sales	7,715	7,407	7,800
Line Losses and Company Usage	128	127	151
Total Uses of Energy	7,843	7,535	7,951

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.95	10.61	10.42
Commercial	10.52	9.08	9.13
Industrial	7.42	5.74	7.27
Governmental	9.46	7.93	8.70

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2021)
Residential	188,222	186,299	184,399
Commercial	17,306	17,179	17,198
Industrial	1,701	1,707	1,832
Governmental	1,930	1,940	1,915
Total Retail Customers	209,159	207,125	205,344
Totals may not foot due to rounding.
On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's data presented above.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2021
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Union Power Station	1	100%	2003	509	Gas	Intermediate	7,333	5	107	1,019,762		Dry LNB, SCR	2,365,824	38.7	91,674
New Orleans Solar Power Plant (+Battery)	1	100%	2016	1 (0.5(c))	Solar	N/A							223	174.1	39
New Orleans Power Station	1	100%	2020	130	Gas	Intermediate	6,678	—	15	101,942			163,725	71.1	11,635
New Orleans Solar Station	1	100%	2020	20	Solar	N/A							32,716
New Orleans Residential Rooftop Solar	1	100%	2020	0.5	Solar	N/A
New Orleans Commercial Rooftop Solar	1	100%	2020	5	Solar	N/A							2,527
Total				666				6	123	1,121,704			2,565,014	40.3	103,348
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.
(c) MW amount equals the capacity rating of the battery.
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2021	2020	2019
ELECTRIC OPERATING REVENUES ($ thousands)	570,848	495,458	573,410

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil
Coal
Nuclear	10,593	5,820	9,928
Hydro
Total Net Generation	10,593	5,820	9,928
Purchased Power
Total Sources of Energy	10,593	5,820	9,928

USES OF ENERGY (GWh)
Electric Energy Sales	10,593	5,849	9,940
Unbilled Energy
Line Losses and Company Usage		(29)	(12)
Total Uses of Energy	10,593	5,820	9,928
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2021
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,263	Nuclear BWR(b)	Base	10,618	—	—	—	—		10,593,431	23.2	245,290
Total				1,263									10,593,431	23.2	245,290
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2021	2020	2019
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	766,312	672,087	658,453
Commercial	425,927	364,638	343,013
Industrial	492,949	385,681	373,048
Governmental	26,238	23,445	21,464
Total Retail	1,711,426	1,445,851	1,395,978
Sales for Resale	145,719	100,273	59,074
Other	45,366	41,121	33,902
Total Electric Operating Revenues	1,902,511	1,587,245	1,488,954

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	9,627	7,027	5,441
Coal	796	311	821
Nuclear	—	—	—
Hydro	—	—	—
Total Net Generation	10,423	7,338	6,262
Purchased Power:
Affiliated Companies	2,945	3,404	2,847
Non-affiliated Companies	9,426	10,977	12,242
Total Purchased Power	12,371	14,381	15,089
Total Sources of Energy	22,794	21,719	21,351

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,201	6,146	6,039
Commercial	4,494	4,386	4,667
Industrial	8,729	7,885	8,043
Governmental	256	260	259
Total Retail	19,680	18,677	19,008
Sales for Resale	2,372	2,013	1,815
Unbilled Energy	(44)	93	(31)
Total Electric Energy Sales	22,008	20,783	20,792
Line Losses and Company Usage	786	937	559
Total Uses of Energy	22,794	21,720	21,351

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	12.36	10.94	10.90
Commercial	9.48	8.31	7.35
Industrial	5.65	4.89	4.64
Governmental	10.25	9.02	8.29

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2021)
Residential	424,701	414,438	403,793
Commercial	52,360	50,582	50,025
Industrial	6,445	5,681	5,481
Governmental	2,120	2,025	2,053
Total Retail Customers	485,626	472,726	461,352
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2021
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	155	Coal	Base	11,509	1,438	423	561,592	3	LNB w/ Sep OFA, ESP, ACI	444,536	45.3	20,158
Big Cajun 2	3	18%	1983	96	Coal	Base	11,455	1,204	247	423,288	3	LNB w/ OFA, ESP, ACI	351,849	42.1	14,818
Lewis Creek	1	100%	1970	250	Gas/Oil	Intermediate	11,350	3	98	503,140		SCR	1,296,597	104.3	135,285
	2	100%	1971	250	Gas/Oil	Intermediate		2	65	341,507		SCR
Sabine	1	100%	1962	202	Gas/Oil	Intermediate	11,029	1	197	157,780			3,249,333	53.7	174,526
	3	100%	1966	380	Gas/Oil	Intermediate		2	313	429,833		LNB w/ Sep OFA
	4	100%	1974	500	Gas	Intermediate		5	1,109	908,197		IFGR
	5	100%	1979	437	Gas/Oil	Intermediate		3	424	606,335		LNB w/ Closed-coupled OFA
Hardin County	1	100%	2010	73	Gas	Peaking			2	6,555		Dry LNB	8,605	254.8	2,192
	2	100%	2010	72	Gas	Peaking			2.2	6,167		Dry LNB	8,265	—
Montgomery County		92%	2021	840	Gas	Intermediate	6,802	11	116	2,080,686		Dry LNB, SCR, O2 Catalyst	5,080,621	35.7	181,307
Total				3,256				2,667	2,995	6,025,080	6		10,439,807	50.6	528,286
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2019 – 2021 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2021	2020	2019
ANO	85.5	88.7	82.9
Grand Gulf	95.0	71.9	76.4
River Bend	89.1	84.7	79.8
Waterford 3	98.7	90.2	82.4
Entergy Southeast Average	90.7	84.8	80.9
Industry Average	92.0	93.5	93.4

The following table shows plant performance for 2021 and average for one three-year period.

PRODUCTION COST ($/MWh) (a)	2021	2018-2020
ANO	22.8	26.6
Grand Gulf	23.2	32.2
River Bend	28.7	31.4
Waterford 3	23.2	25.1
Entergy Southeast Average	24.0	28.4
(a) Fuel and other operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/2034	7/17/2038	11/1/2044	8/29/2045	12/18/2044
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	4/10/21 –	9/25/21 –	2/26/22 –	2/21/21 –	9/25/20 –
	5/9/2021	11/29/2021	4/29/2022	3/20/2021	11/1/2020
Number of Days	29	65	62	28	37
Next Scheduled Refueling	Fall 22	Spring 23	Spring 22	Spring 23	Spring 22
2021 Capability Factor (%)	89.5	81.4	95	89.1	98.7
($ in millions as of December 31, 2021)
Net Book Value	1,954(b)		1,994	1,592(c)	2,457
Decommissioning Trust Fair Values	1,438(b)		1,385	1,317(c)	798
Decommissioning Liability	1,370(b)		1,008	734(c)	888
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
	PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairperson	Republican	44576	44588
Kimberly A. O'Guinn	Republican	44578	44584
Justin Tate	Republican	44580	44586
LOUISIANA
Lambert C. Boissiere, III - Chairperson	Democrat	1/05	12/22
Mike Francis - Vice-Chairperson	Republican	11/16	12/22
Eric Skrmetta	Republican	1/09	12/26
Craig Greene	Republican	06/17	12/24
Foster L. Campbell, Jr.	Democrat	1/03	12/26
MISSISSIPPI
Dane Maxwell – Chairperson	Republican	1/20	12/23
Brent Bailey	Republican	1/20	12/23
Brandon Presley	Democrat	1/08	12/23
NEW ORLEANS
Helena Moreno	Democrat	5/18	1/26
Jean Paul "JP" Morrell - Chairperson of Utility Committee	Democrat	1/22	1/26
Lesli Harris	Democrat	1/22	1/26
Joseph Giarrusso	Democrat	5/18	1/26
Freddie King III	Democrat	1/22	1/26
Eugene J. Green	Democrat	1/22	1/26
Oliver Thomas	Democrat	1/22	1/26
TEXAS
Peter Lake - Chairperson	Republican	4/21	9/23
Will McAdams	Republican	4/21	9/25
Lori Cobos	Republican	6/21	9/25
Jimmy Glotfelty	Republican	8/21	9/25
As of May 2022

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2021					2020					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	38	(275)	26	90	(121)	(110)	85	31	(68)	(63)	(58)
NON-GAAP MEASURES
Adjusted EBITDA	76	(338)	57	118	(87)	122	(15)	24	5	137	(224)

EWC ANNUAL FINANCIAL METRICS
($ millions)	2021	2020	2019
GAAP MEASURES
As-Reported Earnings	(121)	(63)	149
NON-GAAP MEASURES
Adjusted EBITDA	(87)	137	(13)

EWC QUARTERLY OPERATIONAL METRICS
	2021					2020					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	2,246	1,205	1,205	1,205	1,205	3,274	2,246	2,246	2,246	2,246	(46)%
GWh billed	4,413	2,687	2,166	2,065	11,328	6,757	4,958	4,332	4,442	20,489	(45)%
EWC Nuclear
Capacity Factor	99%	94%	97%	100%	97%	99%	96%	83%	89%	93%	4%
GWh billed	3,988	2,356	1,702	1,790	9,836	6,259	4,580	3,943	4,081	18,863	(48)%
Production cost per MWh (b)	$18.46	$27.51	$28.91	$28.76	$24.31	$15.42	$19.45	$21.85	$19.87	$18.58	31%
(a) Pilgrim (688 MW) was shutdown May 31, 2019 and sold on August 26, 2019; Indian Point 2 (1,028 MW) was shutdown April 30, 2020; Indian Point 3 (1,041 MW) was shutdown April 30, 2021.
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
	2021	2020	2019
Owned Capacity (MW) (a)	1,205	2,246	3,274
GWh billed	11,328	20,489	28,088
EWC Nuclear
Capacity Factor	97%	93%	93%
GWh billed	9,836	18,863	25,929
Production cost per MWh (b)	$24.31	$18.58	$18.29
Totals may not foot due to rounding.
(a) James A. FitzPatrick Nuclear Station (838 MW) was sold in March 2017; Pilgrim (688 MW) was shutdown May 31, 2019 and sold on August 26, 2019; Indian Point 2 (1,028 MW) was shutdown April 30, 2020; Indian Point 3 (1,041 MW) was shutdown April 30, 2021.
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
		OPERATED (a)		OWNED CAPACITY
As of December 31, 2021	PLANTS	UNITS	MW	MW	%
Gas/Oil	1	1	425	213	18
Coal	—	—	—	181	15
Total Fossil	1	1	425	394	33
Nuclear	3	3	1,611	811	67
Total Capacity	4	4	2,036	1,205	100
Totals may not foot due to rounding.
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	INDIAN POINT	PALISADES
	ENERGY CENTER	NUCLEAR
	UNIT 3	PLANT
Entergy Purchase Date	36851	39183
Commercial Operation Date	August 76	December 71
License Expiration Date	4/30/25	47931
Architect/Engineer	United Engineers & Constructors	Combustion Engineering
Reactor Manufacturer	Westinghouse	Combustion Engineering
Reactor Type	PWR	PWR
Turbine Generator Manufacturer	Westinghouse	Westinghouse
Net MWs in Operation (MW)	1,041	811
Refueling Data:
Last Date	3/11/19 –	8/31/20 –
	4/9/19	10/21/20
Number of Days	29	52
Upcoming Refueling Outages

2021 Capacity Factor	94%	99%
Net Book Value of Plant and Related Assets	n/a	(50)
($ in millions as of December 31, 2021)
Capacity Zone (ICAP/UCAP)	NYISO Lower Hudson Valley	MISO
Nearest Market Hub	Zone G (a)	Indiana
(a) Indian Point physically located in NYISO Zone H.

EWC NUCLEAR PLANT ADDITIONAL INFORMATION
				PALISADES	PILGRIM
	INDIAN POINT			NUCLEAR	NUCLEAR
	UNIT 1	UNIT 2	UNIT 3	PLANT	STATION
Decommissioning Trust Asset	—	—	—	576	—
Decommissioning Liability	—	—	—	682 (a)	—
($ in millions as of December 31, 2021)
Planned closing date	n/a (b)	n/a (c)	n/a (d)	5/31/2022	n/a (e)
(a) Includes $42 million for Big Rock Point.
(b) Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) Indian Point 2 was shutdown April 30, 2020.
(d) Indian Point 3 was shutdown April 30, 2021.
(e) Pilgrim was shutdown May 31, 2019 and sold on August 26, 2019.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	14%	121	842	Coal
Nelson 6	SERC	1982	11%	60	550	Coal
RS Cogen	SERC	2002	50%	213	425	CCGT Cogen
Total				394	1,817

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	632	206	277,547	2	LNB w/Sep OFA, ESP, ACI
Nelson 6	Base	527	155	205,760	1	LNB w Sep OFA, ESP, ACI
RS Cogen	Base	3	388	675,349	—	Dry LNB/SCR
Totals may not foot due to rounding.
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection.
Currently have no SO2 or CO2 control equipment operating on any unit.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)	2021	2020	MATURITY	RATE

RS Cogen Senior Project Debt
Bank Portion(a)	$—	$—	10/17/2018	LIBOR + 2.25%
Institutional Portion	$7	$17	10/15/2022	Fixed 8.73%
RS Cogen Subordinated Debt(b)	$—	$—	10/17/2017	LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,	RATE	2021	2020
	1.67%	$139	$139

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)	RATE	2021	2010	2021	2020

Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned by EWC
Production cost per MWh	Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Billed electric energy sales (GWh billed)	Total number of GWh billed to customers and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for a scheduled refueling and maintenance outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average common equity (ROE) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper, and capital leases on the balance sheet
Debt of joint ventures – Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Total debt divided by total capitalization
Securitization debt	Debt on the balance sheet associated with securitization bonds that is secured by certain future customer collections

FINANCIAL MEASURES – NON-GAAP
Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments
Adjusted EBITDA	Earnings before interest, income taxes, depreciation and amortization, excluding interest and investment income and decommissioning expense for EWC
Adjusted EPS	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments, divided by the diluted average number of common shares outstanding
Adjustments	Unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items, and other items such as certain costs, expenses, or other specified items
Common dividend payout – adjusted	Common dividend paid per share divided by adjusted earnings per share
Return on average common equity (ROE) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and available revolver capacity
Total debt, excluding securitization debt	Total debt, excluding securitization debt
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net liquidity	Sum of cash and available revolver capacity less commercial paper borrowing
Net Liquidity, including storm escrows	Sum of cash, available revolver capacity, and escrow accounts available for certain storm expenses, less commercial paper borrowing
Parent debt to total debt, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of consolidated total debt, excluding securitization debt
FFO	OCF less AFUDC-borrowed funds, working capital items in OCF (receivables, fuel inventory, accounts payable, taxes accrued, interest accrued, and other working capital accounts), and securitization regulatory charges
FFO to debt, excluding securitization debt	12-months rolling adjusted FFO as a percentage of end of period total debt excluding securitization debt
FFO to debt, excluding securitization debt, return of unprotected	12-months rolling adjusted FFO excluding return of unprotected excess ADIT and severance and retention payments
excess ADIT, and severance and retention payments associated	associated with exit of EWC as a percentage of end of period total debt excluding securitization debt with exit of EWC

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (loss) attributable to Entergy Corporation (A)	1,118	1,388	1,241
Adjustments (B)	(97)	250	177

Adjusted earnings, (non-GAAP) (A-B)	1,215	1,138	1,064

Average common equity (C)	11,282	10,575	9,534

($ per share)
As-reported earnings per share (D)	5.54	6.90	6.30

Adjusted earnings per share (E)	6.02	5.66	5.40

Common dividend paid per share (F)	3.86	3.74	3.66

(%)
ROE – As-reported (A/C)	9.9	13.1	13.0
ROE – Adjusted (non-GAAP) ((A-B)/C)	10.8	10.8	11.2

Common dividend payout – As-reported % (F/D)	70	54	58
Common dividend payout – Adjusted % (F/E)	64	66	68
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q20-4Q21

($ millions)	1Q21	2Q21	3Q21	4Q21	1Q20	2Q20	3Q20	4Q20
As-reported net income (loss) attributable to Entergy Corporation, rolling 12	1,604	1,238	1,248	1,118	1,105	1,230	1,385	1,388
months (A)
Adjustments, rolling 12 months (B)	399	32	45	(97)	(31)	80	252	250

Adjusted earnings, rolling 12 months (non-GAAP) (A-B)	1,205	1,206	1,202	1,215	1,136	1,150	1,134	1,138

Average common equity (C)	10,621	10,657	11,012	11,282	9,597	10,112	10,403	10,575

(%)
ROE – As-reported (A/C)	15.1	11.6	11.3	9.9	11.5	12.2	13.3	13.1
ROE – Adjusted (non-GAAP) ((A-B)/C)	11.3	11.3	10.9	10.8	11.8	11.4	10.9	10.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
Total debt (A)	27,154	24,062	19,885
Less securitization debt (B)	84	175	298
Total debt, excluding securitization debt (A-B)	27,071	23,887	19,587
Less cash and cash equivalents (C)	443	1,759	426
Net debt, excluding securitization debt (A-B-C)	26,628	22,128	19,161
Total capitalization (D)	39,079	35,243	30,363
Less securitization debt (E)	84	175	298
Total capitalization, excluding securitization debt (D-E)	38,995	35,068	30,065
Less cash and cash equivalents (F)	443	1,759	426
Net capitalization, excluding securitization debt (D-E-F)	38,553	33,309	29,639
(%)
Debt to capital (A/D)	69.5	68.3	65.5
Debt to capital, excluding securitization debt ((A-B)/D-E))	69.4	68.1	65.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	69.1	66.4	64.6

Revolver capacity (G)	3,985	4,110	3,810

Storm escrows (L)	33	116	412

Gross liquidity (C+G)	4,428	5,869	4,236
Net liquidity (C+G-J)	3,227	4,241	2,289
Net liquidity, including storm escrows (C+G-J+L)	3,260	4,357	2,701

Entergy Corporation notes:
Due September 2020	—	—	450
Due July 2022	650	650	650
Due September 2025	800	800	—
Due September 2026	750	750	750
Due June 2028	650	—	—
Due June 2030	600	600	—
Due June 2031	650	—	—
Due June 2050	600	600	—
Total parent long-term debt (H)	4,700	3,400	1,850
Revolver draw (I)	165	165	440
Commercial paper (J)	1,201	1,627	1,947
Unamortized debt issuance and discounts (K)	(49)	(38)	(8)
Total parent debt (H)+(I)+(J)+(K)	6,017	5,154	4,229

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	22.2	21.6	21.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q20-4Q21

($ millions)	1Q21	2Q21	3Q21	4Q21	1Q20	2Q20	3Q20	4Q20
Total debt (A)	25,803	25,435	25,695	27,154	21,465	21,493	22,127	24,062
Less securitization debt (B)	147	114	90	84	271	232	209	175
Total debt, excluding securitization debt (A-B)	25,656	25,321	25,605	27,071	21,193	21,261	21,918	23,887
Less cash and cash equivalents (C)	1,743	687	1,000	443	1,464	935	1,240	1,759
Net debt, excluding securitization debt (A-B-C)	23,914	24,634	24,605	26,628	19,730	20,326	20,678	22,128
Total capitalization (D)	37,075	36,577	37,202	39,079	31,943	32,173	33,153	35,243
Less securitization debt (E)	147	114	90	84	271	232	209	175
Total capitalization, excluding securitization debt (D-E)	36,928	36,463	37,112	38,995	31,672	31,941	32,944	35,068
Less cash and cash equivalents (F)	1,743	687	1,000	443	1,464	935	1,240	1,759
Net capitalization, excluding securitization debt (D-E-F)	35,185	35,777	36,112	38,553	30,208	31,006	31,704	33,309
(%)
Debt to capital (A/D)	69.6	69.5	69.1	69.5	67.2	66.8	66.7	68.3
Debt to capital, excluding securitization debt ((A-B)/D-E))	69.5	69.4	69.0	69.4	66.9	66.6	66.5	68.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	68.0	68.9	68.1	69.1	65.3	65.6	65.2	66.4

Revolver capacity (G)	4,220	4,125	3,925	3,985	3,348	4,110	4,125	4,110

Storm escrows (L)	72	72	33	33	373	373	373	116

Gross liquidity (C+G)	5,963	4,812	4,925	4,428	4,811	5,045	5,364	5,869
Net liquidity (C+G-J)	4,935	3,946	3,919	3,227	2,870	3,099	3,966	4,241
Net liquidity, including storm escrows (C+G-J+L)	5,007	4,018	3,952	3,260	3,242	3,472	4,339	4,357

Entergy Corporation notes:
Due September 2020	—	—	—	—	450	—	—	—
Due July 2022	650	650	650	650	650	650	650	650
Due September 2025	800	800	800	800	—	—	800	800
Due September 2026	750	750	750	750	750	750	750	750
Due June 2028	650	650	650	650	—	—	—	—
Due June 2030	600	600	600	600	—	600	600	600
Due June 2031	650	650	650	650	—	—	—	—
Due June 2050	600	600	600	600	—	600	600	600
Total parent long-term debt (H)	4,700	4,700	4,700	4,700	1,850	2,600	3,400	3,400
Revolver draw (I)	55	150	325	165	922	160	150	165
Commercial paper (J)	1,028	866	1,006	1,201	1,942	1,946	1,398	1,627
Unamortized debt issuance and discounts (K)	(54)	(52)	(51)	(49)	(8)	(32)	(40)	(38)
Total parent debt (H)+(I)+(J)+(K)	5,728	5,664	5,981	6,017	4,706	4,675	4,909	5,154

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	22.3	22.4	23.4	22.2	22.2	22	22.4	21.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
Total debt (A)	27,154	24,062	19,885
Less securitization debt (B)	84	175	298
Total debt, excluding securitization debt (C)	27,071	23,887	19,587

Net cash flow provided by operating activities, rolling 12 months (D)	2,301	2,690	2,817
Allowance for borrowed funds used during construction, rolling 12 months (E)	(29)	(52)	(65)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(85)	(139)	(101)
Fuel inventory	18	(27)	(28)
Accounts payable	270	137	(72)
Taxes accrued	(21)	208	(21)
Interest accrued	(11)	8	1
Other working capital accounts	(54)	(143)	(3)
Securitization regulatory charges	83	124	122
Total (F)	200	168	(102)
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,071	2,470	2,854
FFO to debt, excluding securitization debt (G)/(C)	7.7%	10.3%	14.6%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	87	70	301
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	120	55	141
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	8.4%	10.9%	16.8%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q20-4Q21

($ millions)	1Q21	2Q21	3Q21	4Q21	1Q20	2Q20	3Q20	4Q20
Total debt (A)	25,803	25,435	25,695	27,154	21,465	21,493	22,127	24,062
Less securitization debt (B)	147	114	90	84	271	232	209	175
Total debt, excluding securitization debt (C)	25,656	25,321	25,605	27,071	21,193	21,261	21,918	23,887

Net cash flow provided by operating activities, rolling 12 months (D)	1,981	1,988	2,331	2,301	2,974	3,212	3,069	2,690
Allowance for borrowed funds used during construction, rolling 12 months (E)	(43)	(38)	(34)	(29)	(63)	(58)	(55)	(52)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(262)	(263)	(183)	(85)	(71)	(5)	(71)	(139)
Fuel inventory	15	9	20	18	(39)	(35)	(14)	(27)
Accounts payable	90	45	326	270	(136)	(92)	277	137
Taxes accrued	21	93	20	(21)	(21)	62	188	208
Interest accrued	9	3	26	(11)	17	5	14	8
Other working capital accounts	(165)	(166)	(124)	(54)	17	(15)	(98)	(143)
Securitization regulatory charges	124	119	98	83	122	123	125	124
Total (F)	(170)	(159)	184	200	(111)	43	421	168
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,109	2,109	2,113	2,071	3,023	3,110	2,594	2,470
FFO to debt, excluding securitization debt (G)/(C)	8.2%	8.3%	8.3%	7.7%	14.3%	14.6%	11.8%	10.3%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	80	83	85	87	236	189	119	70
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	55	160	158	120	141	102	17	55
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	8.7%	9.3%	9.2%	8.4%	16.0%	16.0%	12.5%	10.9%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (loss) applicable to common stock/equity (A)	1,490	1,800	1,411

Utility adjustments
Gain on sale	11	—	—
Income tax valuation allowance	(8)	—	—
Provision for uncertain tax position	(5)	—	—
State corporate income tax rate change	29	—	—
SERI regulatory liability for potential refund for rate base reduction
retroactive to 2015	—	(25)	—
Income tax effect on Utility adjustment above	—	6	—
2014 / 2015 IRS settlement – E-LA business combination	—	396	—
Reversal of valuation allowance on internal restructuring	—	—	41
Total adjustments (B)	27	377	41

Adjusted earnings (A-B)	1,463	1,423	1,370

Average common stock or member's equity (C)	16,988	15,038	13,219

Gross debt (D)	20,998	18,769	15,517
Less securitization debt (E)	84	175	298
Gross debt, excluding securitization debt (D-E)	20,915	18,594	15,219
Less cash and cash equivalents (F)	311	1,526	202
Net debt, excluding securitization debt (D-E-F)	20,603	17,068	15,018

Total capitalization (G)	39,049	35,192	29,631
Less securitization debt (H)	84	175	298
Total capitalization, excluding securitization debt (G-H)	38,965	35,017	29,333
Less cash and cash equivalents (I)	311	1,526	202
Net capitalization, excluding securitization debt (G-H-I)	38,654	33,491	29,131

(%)
ROE – As-Reported (A/C)	8.8	12.0	10.7
ROE – Adjusted ((A-B)/C)	8.6	9.5	10.4
Debt to capital (D/G)	53.8	53.3	52.4
Debt to capital, excluding securitization debt ((D-E)/(G-H))	53.7	53.1	51.9
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	53.3	51.0	51.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q20-4Q21

($ millions)	1Q21	2Q21	3Q21	4Q21	1Q20	2Q20	3Q20	4Q20
As-reported net income applicable to common stock/equity (A)	357	326	570	238	320	345	552	584
Less adjustments (B)	—	—	11	16	—	—	—	378
Adjusted net income (loss) (A-B)	357	326	559	222	320	345	552	206

As-reported net income (loss) applicable to common stock/equity-rolling
12 months (C)	1,837	1,818	1,837	1,490	1,500	1,514	1,487	1,800

Adjustments in prior quarters	377	377	377	11	41	41	41	—
Adjustments in current quarter	—	—	11	16	—	—	—	377
Total adjustments (D)	377	377	388	27	41	41	41	377

Adjusted earnings, rolling 12 months (C-D)	1,460	1,441	1,449	1,463	1,459	1,472	1,446	1,423

Average common stock or member's equity (E)	15,465	15,758	16,250	16,988	13,544	13,703	14,284	15,038

Gross debt (F)	19,936	19,632	19,576	20,998	16,620	16,679	17,079	18,769
Less securitization debt (G)	147	114	90	84	271	232	209	175
Gross debt, excluding securitization debt (F-G)	19,789	19,518	19,486	20,915	16,348	16,446	16,870	18,594
Less cash and cash equivalents (H)	1,050	523	622	311	998	671	972	1,526
Net debt, excluding securitization debt (F-G-H)	18,739	18,995	18,864	20,603	15,350	15,775	15,898	17,068

Total capitalization (I)	36,716	36,771	37,176	39,049	31,230	31,516	32,439	35,192
Less securitization debt (J)	147	114	90	84	271	232	209	175
Total capitalization, excluding securitization debt (I-J)	36,569	36,657	37,086	38,965	30,959	31,284	32,230	35,017
Less cash and cash equivalents (K)	1,050	523	622	311	998	671	972	1,526
Net capitalization, excluding securitization debt (I-J-K)	35,520	36,134	36,464	38,654	29,961	30,612	31,258	33,491

(%)
ROE – As-Reported (C/E)	11.9	11.5	11.3	8.8	11.1	11.0	10.4	12.0
ROE – Adjusted ((C-D)/E)	9.4	9.1	8.9	8.6	10.8	10.7	10.1	9.5
Debt to capital ratio (F/I)	54.3	53.4	52.7	53.8	53.2	52.9	52.6	53.3
Debt to capital, excluding securitization debt ((F-G)/(I-J))	54.1	53.2	52.5	53.7	52.8	52.6	52.3	53.1
Net debt to net capital, excluding securitization debt ((F-G-H)/(I-J-L))	52.8	52.6	51.7	53.3	51.2	51.5	50.9	51.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021
($ millions)	2021	2020	2019
As-reported earnings applicable to member's equity (A)	317	245	263

Adjustments
Income tax valuation allowance	(3)	—	—
State corporate income tax rate change	—	—	—
2014/2015 IRS audit settlement	—	6	—
Total adjustments (B)	(3)	6	—

Adjusted earnings (A-B)	320	239	263
Average member's equity (C)	3,409	3,201	3,055

Gross debt (D)	3,974	3,980	3,528
Less securitization debt (E)	—	—	7
Gross debt, excluding securitization debt (D-E)	3,974	3,980	3,522
Less cash and cash equivalents (F)	13	192	3
Net debt, excluding securitization debt (D-E-F)	3,961	3,788	3,518

Total capitalization (G)	7,550	7,256	6,654
Less securitization debt (H)	—	—	7
Total capitalization, excluding securitization debt (G-H)	7,550	7,256	6,647
Less cash and cash equivalents (I)	13	192	3
Net capitalization, excluding securitization debt (G-H-I)	7,537	7,064	6,644

(%)
Return on average member's equity – As-Reported (A/C)	9.3	7.7	8.6
Return on average member's equity – Adjusted ((A-B)/C)	9.4	7.5	8.6
Debt to capital (D/G)	52.6	54.8	53.0
Debt to capital, excluding securitization debt ((D-E)/(G-H))	52.6	54.8	53.0
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	52.6	53.6	53.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (A)	654	1,082	692

Adjustments
Gain on sale	11	—	—
State corporate income tax rate change	6	—	—
2014/2015 IRS audit settlement	—	383	—
Total Adjustments (B)	17	383	—

Adjusted earnings (A-B)	637	699	692
Average common equity (C)	7,819	6,927	6,150

Gross debt (D)	10,933	9,044	7,321
Less securitization debt (E)	—	10	33
Gross debt, excluding securitization debt (D-E)	10,933	9,034	7,288
Less cash and cash equivalents (F)	19	728	2
Net debt, excluding securitization debt (D-E-F)	10,914	8,306	7,286

Total capitalization (G)	19,114	16,501	13,718
Less securitization debt (H)	—	10	33
Total capitalization, excluding securitization debt (G-H)	19,114	16,491	13,685
Less cash and cash equivalents (I)	19	728	2
Net capitalization, excluding securitization debt (G-H-I)	19,095	15,763	13,683

(%)
Return on average member's equity – As-Reported (A/C)	8.4	15.6	11.3
Return on average member's equity – Adjusted ((A-B)/C)	8.1	10.1	11.3
Debt to capital (D/G)	57.2	54.8	53.4
Debt to capital ratio, excluding securitization debt ((D-E)/(G-H))	57.2	54.8	53.3
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	57.2	52.7	53.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (A)	167	141	120

Adjustments
2014/2015 IRS audit settlement	—	4	—
Total Adjustments (B)	—	4	—

Adjusted earnings (A-B)	167	137	120
Average member's equity (C)	1,756	1,607	1,417

Gross debt (D)	2,189	1,788	1,621
Less cash and cash equivalents (E)	48	—	52
Net debt (D-E)	2,141	1,788	1,569

Total capitalization (F)	4,029	3,461	3,163
Less cash and cash equivalents (G)	48	—	52
Net capitalization (F-G)	3,981	3,461	3,111

(%)
Return on average member's equity – As-Reported (A/C)	9.5	8.7	8.5
Return on average member's equity – Adjusted ((A-B)/C)	9.5	8.5	8.5
Debt to capital (D/F)	54.3	51.7	51.2
Net debt to net capital ((D-E)/(F-G))	53.8	51.7	50.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (A)	32	49	53

Adjustments
State corporate income tax rate change	2	—	—
2014/2015 IRS audit settlement	—	(1)	—
Total Adjustments (B)	2	(1)	—

Adjusted earnings (A-B)	30	50	53
Average member's equity (C)	623	552	471

Gross debt (D)	792	646	564
Less securitization debt (E)	30	41	53
Gross debt, excluding securitization debt (D-E)	763	604	511
Less cash and cash equivalents (F)	43	—	6
Net debt, excluding securitization debt (D-E-F)	720	604	505

Total capitalization (G)	1,431	1,253	1,062
Less securitization debt (H)	30	41	53
Total capitalization, excluding securitization debt (G-H)	1,401	1,211	1,009
Less cash and cash equivalents (I)	43	—	6
Net capitalization, excluding securitization debt (G-H-I)	1,358	1,211	1,003

(%)
Return on average member's equity – As-Reported (A/C)	5.1	8.9	11.3
Return on average member's equity – Adjusted ((A-B)/C)	4.9	9.1	11.3
Debt to capital (D/G)	55.4	51.5	53.1
Debt to capital, excluding securitization debt ((D-E)/(G-H))	54.4	49.9	50.7
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	53.0	49.9	50.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported earnings applicable to common stock (A)	227	213	159

Adjustments
2014/2015 IRS audit settlement	—	2	—
Total Adjustments (B)	—	2	—

Adjusted earnings (A-B)	227	211	159
Average common equity (C)	2,284	1,943	1,593

Gross debt (D)	2,362	2,499	1,928
Less securitization debt (E)	54	123	205
Gross debt, excluding securitization debt (D-E)	2,308	2,376	1,723
Less cash and cash equivalents (F)	—	249	13
Net debt, excluding securitization debt (D-E-F)	2,308	2,127	1,710

Total capitalization (G)	4,845	4,657	3,728
Less securitization debt (H)	54	123	205
Total capitalization, excluding securitization debt (G-H)	4,791	4,534	3,522
Less cash and cash equivalents (I)	—	249	13
Net capitalization, excluding securitization debt (G-H-I)	4,791	4,285	3,509

(%)
ROE – As-Reported (A/C)	9.9	11.0	10.0
ROE – Adjusted ((A-B)/C)	9.9	10.9	10.0
Debt to capital (D/G)	48.7	53.7	51.7
Debt to capital, excluding securitization debt ((D-E)/(G-H))	48.2	52.4	48.9
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	48.2	49.7	48.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (A)	107	99	99

Adjustments
SERI regulatory liability for potential refund for rate base reduction
retroactive to 2015	—	(19)	—
2014/2015 IRS audit settlement	—	3	—
Total Adjustments (B)	—	(16)	—

Adjusted earnings (A-B)	107	115	99
Average common equity (C)	1,086	896	725

Gross debt (D)	741	805	548
Less cash and cash equivalents (E)	89	242	69
Net debt (D-E)	652	563	479

Total capitalization (F)	1,833	1,886	1,260
Less cash and cash equivalents (G)	89	242	69
Net capitalization (F-G)	1,743	1,644	1,191

(%)
ROE – As-Reported (A/C)	9.8	11.1	13.7
ROE – Adjusted ((A-B)/C)	9.8	12.8	13.7
Debt to capital (D/F)	40.4	42.7	43.5
Net debt to net capital ((D-E)/(F-G))	37.4	34.2	40.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2019-2021

($ millions)	2021	2020	2019
As-reported net income (loss) attributable to Entergy Corporation	(123)	(65)	147

Net income (loss)	(121)	(63)	149
Add back: interest expense	13	22	29
Add back: income taxes	(25)	105	(161)
Add back: depreciation and amortization	44	102	148
Subtract: interest and investment income	119	234	415
Add back: decommissioning expense	120	205	237
Adjusted EBITDA	(87)	137	(13)
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q20-4Q21

($ millions)	1Q21	2Q21	3Q21	4Q21	1Q20	2Q20	3Q20	4Q20
As-reported net income (loss) attributable to Entergy Corporation	38	(275)	26	89	(111)	85	30	(69)

Net income (loss)	38	(275)	26	90	(110)	85	31	(68)
Add back: interest expense	4	4	3	2	5	7	5	5
Add back: income taxes	16	(72)	9	22	(31)	24	12	99
Add back: depreciation and amortization	13	14	9	9	35	25	21	21
Subtract: interest and investment income	48	50	3	18	(172)	207	95	104
Add back: decommissioning expense	53	40	14	14	50	51	51	53
Adjusted EBITDA	76	(338)	57	118	122	(15)	24	5
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	COMMON STOCK INFORMATION
Visit our investor relations website at www.entergy.com/investor_relations for	The company’s common stock is listed on the New York and Chicago
earnings reports, financial releases, SEC filings and other investor information.	exchanges under the symbol “ETR” (CUSIP 29364G103). The Entergy share price is reported daily in the financial press under “Entergy” in
INVESTOR RELATIONS	most listings of New York Stock Exchange securities. Entergy common
Securities analysts, portfolio managers, and other members of the financial	stock is a component of the following indices: S&P 500, S&P Utilities
community may contact:	Index, Philadelphia Utility Index and the NYSE Composite Index,
William Abler	among others.
Vice President, Investor Relations
Telephone: 504-576-3097	As of Feb. 1, 2022, there were 203,529,179 shares of Entergy
E–mail: wabler@entergy.com	common stock outstanding. Shareholders of record totaled
21,686, and approximately 402,585 investors held Entergy stock in
SHAREHOLDER ACCOUNT INFORMATION	“street name” through a broker.
EQ Shareowner Services is Entergy’s transfer agent,
registrar, dividend disbursing agent, and dividend reinvestment	CERTIFICATIONS
and stock purchase plan agent. Shareholders of record with	In June 2021, Entergy’s Chief Executive Officer certified to the
questions about lost certificates, lost or missing dividend checks	New York Stock Exchange that he was not aware of any violation
or notifications of change of address should contact:	of the NYSE corporate governance listing standards. Also, Entergy
EQ Shareowner Services	filed certifications regarding the quality of the company’s public
P.O. Box 64874	disclosure, required by Section 302 of the Sarbanes-Oxley Act of
St. Paul, MN 55164-0874	2002, as exhibits to our Annual Report on Form 10-K for the fiscal year
Phone: 1-855-854-1360	ended Dec. 31, 2021.
Internet: www.shareowneronline.com
DIVIDEND PAYMENTS
CORPORATE GOVERNANCE	The Board of Directors declares dividends quarterly and sets the record and
Entergy’s Corporate Governance Guidelines, Board Committee Charters	payment dates. Subject to Board discretion, those dates for 2022 are:
for the Audit, Corporate Governance, and Personnel Committees, Entergy's					PAYMENT
Code of Entegrity and other ethics policies may be accessed electronically	DECLARATION DATE		RECORD DATE		DATE
by selecting the investor information page on Entergy’s corporate	January 28			February 11	March 1
website at entergy.com.	April 11			May 5	June 1
	July 29			August 11	September 1
ADDITIONAL INFORMATION	October 28			November 14	December 1
For copies of the above Corporate Governance documents, Entergy’s
10-K and 10-Q reports filed with the Securities and Exchange	Quarterly dividend payments (in cents-per-share):
Commission, or for other investor information, email lnance@entergy.com.
	QUARTER	2021	2020	2019
	1	95	93	91
	2	95	93	91
	3	95	93	91
	4	101	95	93